Form of Undated Indenture



                                HSBC HOLDINGS PLC

                                     Issuer

                                       TO

                              THE BANK OF NEW YORK

                                     Trustee



                               -------------------

                                    INDENTURE

                                   Dated as of

                               -------------------



                                 Debt Securities

Reconciliation and tie between Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and Indenture dated as of o.

Trust Indenture Act Section                       Indenture Section

Section 310(a)(1)                                         6.09
(a)(2)                                                    6.09
(a)(3)                                                     N.A
(a)(4)                                                     N.A.
(a)(5)                                                    6.09
(b)                                                    6.08, 6.10
(c)                                                        N.A
Section 311(a)                                            6.13
(b)                                                       6.13
(c)                                                        N.A
Section 312(a)                                        7.01, 7.02(a)
(b)                                                      7.02(b)
(c)                                                      7.02(c)
Section 313(a)                                            7.03
(b)                                                       7.03
(c)                                                       7.03
(d)                                                       7.03
Section 314(a)                                            7.04
(a)(4)                                                    10.05
(b)                                                        N.A
(c)(1)                                                    1.02
(c)(2)                                                    1.02
(c)(3)                                                     N.A
(d)                                                        N.A
(e)                                                       1.02
Section 315(a)                                            6.01
(b)                                                   6.02, 7.03(a)
(c)                                                      6.01(b)
(d)                                                      6.01(c)
(e)                                                       5.14
Section 316 (a)(1)(A)                                     5.02
 (a)(1)(B)                                                5.13
(a)(2)                                                     N.A
(b)                                                       5.08
(c)                                                      1.04(f)
Section 317(a)(1)                                         5.03
(a)(2)                                                    5.04
(b)                                                       10.03
Section 318(a)                                              7


--------------

   Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

    SECTION 1.01.   Definitions................................................1

    SECTION 1.02    Compliance Certificates and Opinions......................10

    SECTION 1.03.   Form of Documents Delivered to Trustee....................11

    SECTION 1.04.   Acts of Holders; Record Dates.............................12

    SECTION 1.05.   Notices, etc., to Trustee or Company......................14

    SECTION 1.06.   Notice to Holders; Waiver.................................14

    SECTION 1.07.   Conflict with Trust Indenture Act.........................15

    SECTION 1.08    Effect of Headings and Table of Contents..................15

    SECTION 1.09.   Successors and Assigns....................................15

    SECTION 1.10.   Separability Clause.......................................15

    SECTION 1.11.   Benefits of Indenture.....................................16

    SECTION 1.12.   Governing Law.............................................16

    SECTION 1.13.   Legal Holidays............................................16

    SECTION 1.14.   Immunity of Incorporators, Stockholders, Officers
                    and Directors.............................................16

    SECTION 1.15.   Appointment of Agent; Submission to Jurisdiction;
                    Waiver of Immunity........................................17

                                   ARTICLE II
                            FORMS OF DEBT SECURITIES

    SECTION 2.01.   Forms Generally...........................................17

    SECTION 2.02.   Form of Debt Securities...................................18

    SECTION 2.03.   Form of Trustee's Certificate of Authentication...........18

    SECTION 2.04.   Form of Trustee's Certificate of Authentication by an
                    Authenticating Agent......................................18

                                   ARTICLE III
                    THE UNDATED SUBORDINATED DEBT SECURITIES

    SECTION 3.01.   Amount Unlimited; Issuable in Series......................19

    SECTION 3.02.   Denominations.............................................22

    SECTION 3.03.   Execution, Authentication, Delivery and Dating............23

    SECTION 3.04.   Temporary Debt Securities.................................25

    SECTION 3.05.   Registration, Registration of Transfer and Exchange.......27

    SECTION 3.06.   Mutilated, Destroyed, Lost and Stolen Debt Securities.....31

    SECTION 3.07.   Payment; Rights Preserved.................................32

    SECTION 3.08.   Persons Deemed Owners.....................................34

    SECTION 3.09.   Cancellation..............................................35

    SECTION 3.10.   Computation of Payments...................................35

    SECTION 3.11.   Payment in Currencies.....................................36

    SECTION 3.12.   Certification by a Person Entitled to Delivery
                    of a Bearer Security......................................38

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

    SECTION 4.01    Satisfaction and Discharge................................38

    SECTION 4.02.   Application of Trust Money................................40

                                    ARTICLE V
                                    REMEDIES

    SECTION 5.01.   Events of Default.........................................40

    SECTION 5.02.   Acceleration; Rescission and Annulment....................40

    SECTION 5.03.   Defaults; Collection of Indebtedness and Suits
                    for Enforcement by Trustee................................41

    SECTION 5.04.   Trustee May File Proofs of Claim..........................42

    SECTION 5.05.   Trustee May Enforce Claims Without Possession of Debt
                    Securities or Coupons.....................................43

    SECTION 5.06    Application of Money Collected............................43

    SECTION 5.07.   Limitation on Suits.......................................44

    SECTION 5.08.   Unconditional Right of Holders to Receive Any
                    Principal, Premium and Payments...........................44

    SECTION 5.09    Restoration of Rights and Remedies........................45

    SECTION 5.10.   Rights and Remedies Cumulative............................45

    SECTION 5.11.   Delay or Omission Not Waiver..............................45

    SECTION 5.12.   Control by Holders of Debt Securities.....................45

    SECTION 5.13.   Waiver of Past Defaults...................................46

    SECTION 5.14.   Undertaking for Costs.....................................46

                                   ARTICLE VI
                                   THE TRUSTEE

    SECTION 6.01.   Certain Duties and Responsibilities.......................47

    SECTION 6.02.   Notice of Defaults........................................48

    SECTION 6.03.   Certain Rights of Trustee.................................48

    SECTION 6.04.   Not Responsible for Recitals or Issuance of
                    Debt Securities...........................................50

    SECTION 6.05.   May Hold Debt Securities or Coupons.......................50

    SECTION 6.06.   Money Held in Trust.......................................50

    SECTION 6.07.   Compensation and Reimbursement............................50

    SECTION 6.08.   Disqualification; Conflicting Interests...................51

    SECTION 6.09.   Corporate Trustee Required; Eligibility...................51

    SECTION 6.10.   Resignation and Removal; Appointment of Successor.........52

    SECTION 6.11.   Acceptance of Appointment by Successor....................53

    SECTION 6.12.   Merger, Conversion, Consolidation or Succession
                    to Business...............................................55

    SECTION 6.13.   Preferential Collection of Claims Against Company.........55

    SECTION 6.14.   Appointment of Authenticating Agent.......................55

                                   ARTICLE VII
                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

    SECTION 7.01.   Company to Furnish Trustee Names and Addresses of Holders.56

    SECTION 7.02.   Preservation of Information; Communications to Holders....56

    SECTION 7.03.   Reports by Trustee........................................58

    SECTION 7.04.   Reports by Company........................................58

                                  ARTICLE VIII
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

    SECTION 8.01.   Company May Consolidate, etc., Only on Certain Terms......58

    SECTION 8.02.   Successor Person Substituted..............................59

    SECTION 8.03.   Assumption of Obligations.................................60

                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

    SECTION 9.01.  Supplemental Indentures Without Consent of Holders.........61

    SECTION 9.02.   Supplemental Indentures With Consent of Holders...........62

    SECTION 9.03.   Execution of Supplemental Indentures......................63

    SECTION 9.04.   Effect of Supplemental Indentures.........................64

    SECTION 9.05.   Conformity with Trust Indenture Act and Financial
                    Services Authority Requirements...........................64

    SECTION 9.06.   Reference in Debt Securities to Supplemental Indentures...64

                                    ARTICLE X
                                    COVENANTS

    SECTION 10.01   Payment of Any Principal, Premium, Payments and
                    Missed Payments...........................................65

    SECTION 10.02.  Maintenance of Office or Agency...........................65

    SECTION 10.03.  Money for Debt Securities Payments to be Held in Trust....66

    SECTION 10.04.  Payment of Additional Amounts.............................68

    SECTION 10.05.  Officer's Certificate as to Compliance with Indenture and Default...............................................69

    SECTION 10.06.  Waiver of Certain Covenants...............................70

                                   ARTICLE XI
                          REDEMPTION OF DEBT SECURITIES

    SECTION 11.01.  Applicability of Article..................................70

    SECTION 11.02   Election to Redeem; Notice to Trustee.....................70

    SECTION 11.03   Selection by Trustee of Debt Securities to be Redeemed....71

    SECTION 11.04.  Notice of Redemption......................................71

    SECTION 11.05   Deposit of Redemption Price...............................72

    SECTION 11.06   Debt Securities Payable on Redemption Date................72

    SECTION 11.07.  Debt Securities Redeemed in Part..........................73

    SECTION 11.08.  Optional Redemption in the Event of Change in
                     Tax Treatment............................................74

                                   ARTICLE XII
                        SUBORDINATION OF DEBT SECURITIES

    SECTION 12.01.  Debt Securities Subordinate to Certain Creditors..........75

    SECTION 12.02.  Provisions Solely to Define Relative Rights...............80

    SECTION 12.03.  Trustee to Effectuate Subordination.......................80

    SECTION 12.04.  No Waiver of Subordination Provisions.....................81

    SECTION 12.05.  Notice to Trustee.........................................81

    SECTION 12.06.  Reliance on Judicial Order or Certificate of
                    Liquidating Agent.........................................82

    SECTION 12.07.  Trustee Not Fiduciary for Holders of Claims...............82

    SECTION 12.08.  Rights of Trustee as Holder of Claims; Preservation
                    of Trustee's Rights................82

    SECTION 12.09.  Article Applicable to Paying Agents.......................82

    SECTION 12.10.  Conversion Not Deemed Payment.............................82

    SECTION 12.11.  Governing Law.............................................83

    SECTION 12.12   Third Party Rights........................................83

                                  ARTICLE XIII
                    EXCHANGE OR CONVERSION OF DEBT SECURITIES

    SECTION 13.01.  Applicability of Article..................................83

    SECTION 13.02.  Election to Exchange or Convert; Notice to Trustee........83

    SECTION 13.03.  Notice of Exchange or Conversion..........................83

    SECTION 13.04.  Deposit of Payments.......................................84

    SECTION 13.05.  Surrender of Debt Securities..............................84

    SECTION 13.06.  Issuance of Dollar Preference Shares or Exchange
                    Securities or Conversion Securities.......................85

    SECTION 13.07.  Effect of Exchange or Conversion..........................85

    SECTION 3.08    Validity of Dollar Preference Shares or Conversion
                    Securities or Exchange Securities.........................86

    SECTION 13.09.  Legal and Regulatory Compliance...........................86

    SECTION 13.10.  Taxes and Charges.........................................87

    SECTION 13.11.  Trustee Not Liable........................................88

                                   ARTICLE XIV
                     MEETINGS OF HOLDERS OF DEBT SECURITIES

    SECTION 14.01. Rules by Trustee, Paying Agent and Registrar...............88

                  INDENTURE dated as of o, between HSBC Holdings plc, a public limited company duly organized and existing under the laws of England and Wales (hereinafter called the "Company"), having its principal office at 8 Canada Square, London E14 5HQ, England, and The Bank of New York, a New York banking corporation, as Trustee (hereinafter called the "Trustee"), on the date hereof having its principal corporate trust office located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

                  RECITALS OF THE COMPANY

                  The Company has heretofore duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated debt securities with no specified date for maturity (herein called the "Debt Securities"), to be issued in one or more series as in this Indenture provided.

                  All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Debt Securities or of any series thereof, as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

                  SECTION 1.01. Definitions For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, unless otherwise specified pursuant to Section 3.01 with respect to the Debt Securities of any series, and include the plural as well as the singular;

                  (2) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Certain terms, used principally in Article Six, are defined in that Article.

                  "Acceleration" has the meaning specified in Section 5.02.

                  "Act" when used with respect to any Holder has the meaning specified in Section 1.04.

                  "ADR Custodian" means the custodian under the Deposit
Agreement.

                  "ADR Deposit Agreement" means the deposit agreement, dated as of o, between the Company, The Bank of New York, as depositary, and holders from time to time of American Depositary Receipts issued thereunder.

                  "ADR Depositary" means the depositary under the ADR Deposit Agreement.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the possession, direct or indirect, of the power to cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling", "controlled" and "under common control with" have meanings correlative to the foregoing.

                  "Assets" means the unconsolidated gross assets (including contingencies) of the Company, as shown in the latest published balance sheet having the benefit of an unqualified Auditors' report, but with such adjustments as the Auditors or, if the Company is in winding up, the liquidator shall determine in their or his report given in accordance with Section 12.01(c).

                  "Auditors" means the auditors for the time being of the Company or, if there shall be joint auditors of the Company, any one of such joint auditors or, in the event of their being unable or unwilling to carry out any action requested of them pursuant to the provisions of these presents, such other firm of internationally recognized accountants as may be nominated by the Company.

                  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Debt Securities of one or more series.

                  "Authorized Newspaper" means a newspaper in an official language of the country of publication or in the English language customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day. Unless otherwise specified pursuant to Section 3.01 with respect to the Debt Securities of any series, the Authorized Newspaper in New York City shall be The Wall Street Journal, in London shall be the Financial Times and in Luxembourg shall be the Luxemburger Wort.

                  "Bearer Security" means any Debt Security described in Section
2.02 that is payable to bearer.

                  "Board of Directors" means the board of directors of the Company, or any duly authorized committee of that board or any one or more directors and/or officers of the Company to whom such board or any such committee shall have duly delegated its authority.

                  "Board Resolution" means a copy of a resolution certified by the Secretary of the Company to have been duly adopted by the Board of Directors of the Company and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day", when used with respect to any Place of Payment or any other location, means, except as may otherwise be provided with respect to a particular series of Debt Securities, a weekday that is not a day on which banking institutions are authorized or obligated by law or executive order to close in any jurisdiction in which payments with respect to such series are payable.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by an authorized officer of the Company and delivered to the Trustee.

                  "Conversion" has the meaning specified in Section 3.01(20).

                  "Conversion Securities" has the meaning specified in Section 3.01(20).

                  "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered which on the date hereof is located at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Administration.

                  The term "corporation" includes corporations, associations, companies, joint stock companies, trusts and business trusts.

                  "Coupon" means any interest coupon appertaining to a Bearer Security.

                  "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities authenticated and delivered under this Indenture.

                  "Debt Security Deposit Agreement" means the deposit agreement, dated as of o, between the Company, the Depositary and holders from time to time of book-entry Debt Securities.

                  "Default" has the meaning specified in Section 5.03.

                  "Depositary" means, with respect to the Debt Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to
Section 3.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Debt Securities of any such series shall mean the Depositary with respect to the Debt Securities of that series.

                  "Dollar" or "$" means the coin or currency of the United States of America that as at the time of payment is legal tender for the payment of public and private debts.

                  "Dollar Preference Shares" means a designated series of non-cumulative dollar preference shares of the Company for which, if applicable to a particular series of Debt Securities, the Company may convert any series of Debt Securities.

                  "DTC" means, with respect to the Debt Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company, its nominees and their respective successors and assigns, or such other depositary institution hereinafter appointed by the Company that is a clearing agency registered under the Exchange Act.

                  "Euro" or "(euro)" means the single currency adopted by those states participating in the European Monetary Union from time to time.

                  "Event Date" has the meaning specified in Section 3.01(20).

                  "Event of Default" has the meaning specified in Section 5.01.

                  "Excepted Person" has the meaning specified in Section 13.10.

                  "Exchange" has the meaning specified in Section 3.01(20).

                  "Exchange Securities" has the meaning specified in Section 3.01(20).

                  "Exchange Rate" means (a) with respect to Dollars in which payment is to be made on Debt Securities denominated in a Foreign Currency, the noon Dollar buying rate in The City of New York for cable transfers payable in such Foreign Currency on the applicable Record Date or the fifteenth day immediately preceding the Maturity of any principal, as the case may be, as certified for customs purposes by the Federal Reserve Bank of New York, (b) with respect to a Foreign Currency in which payment is to be made on Debt Securities denominated in Dollars or converted into Dollars pursuant to Section 3.11(d), the noon Dollar selling rate in The City of New York for cable transfers payable in such Foreign Currency on the applicable Record Date or the fifteenth day immediately preceding the Maturity of any principal, as the case may be, as certified for customs purposes by the Federal Reserve Bank of New York, and (c) with respect to a Foreign Currency in which payment is to be made on Debt Securities denominated in a different Foreign Currency, the exchange rate between such Foreign Currencies determined in the manner specified pursuant to
Section 3.01(16). If for any reason such rates are not available with respect to one or more currencies for which an Exchange Rate is required, the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in The City of New York or in the country of issue of the currency in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent if there is more than one market for dealing in any currency by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency shall be that upon which a nonresident issuer of securities denominated in such currency would purchase such currency in order to make payments in respect of such securities.

                  "Exchange Rate Agent" means the Person, which may be the Company, the Paying Agent or a bank or financial institution designated by the Company to perform the functions of Exchange Rate Agent with respect to the Debt Securities of a series.

                  "Exchange Rate Agent's Certificate", with respect to any date for the payment of any principal, premium, Payment or Missed Payment, if any, in respect of the Debt Securities of any series, means a certificate setting forth the applicable Exchange Rate or Rates as of the applicable Record Date or the fifteenth day immediately preceding the Maturity of any principal, as the case may be, and the amounts payable in Dollars and Foreign Currencies in respect of any principal, premium, Payment or Missed Payment, if any, in respect of Debt Securities denominated in Euro or any Foreign Currency, and signed by or on behalf of the Exchange Rate Agent and delivered to the Trustee and the Paying Agent.

                  "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

                  "Global Security" means a Registered or Bearer Security evidencing all or any part of the Debt Securities of a series, issued to the Depositary for such series in accordance with Section 3.03(c).

                  "Holder" means with respect to a Registered Security, the Person in whose name such Registered Security is registered in the Register and, with respect to a Bearer Security or a Coupon, the bearer thereof.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented, amended or restated by or pursuant to one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of the Debt Securities of each series established as contemplated by Section 3.01.

                  "Indexed Security" means any Debt Security that is a Principal Indexed Security or an Interest Indexed Security, or both, and any other Debt Security that is specified as an Indexed Security pursuant to Section 3.01.

                  "Interest Indexed Security" means any Debt Security (including any Principal Indexed Security) that provides that the amount of interest payable in respect thereof shall be determined by reference to an index based on a currency or currencies or on the price or prices of one or more commodities or securities, by reference to changes in the price or prices of one or more currencies, commodities or securities or otherwise by application of a formula.

                  "Liabilities" means the unconsolidated gross liabilities (including contingencies) of the Company, as shown in the latest published balance sheet having the benefit of an unqualified Auditors' report, but with such adjustments as the Auditors or, if the Company is in winding up, the liquidator shall determine in their or his report given in accordance with
Section 12.01(c).

                  "Maturity", when used with respect to any Debt Security, means the date, if any, on which the principal of such Debt Security becomes due and payable as therein or herein provided, whether by Acceleration, call for redemption, winding up of the Company or otherwise.

                  "Missed Payment" has the meaning specified in Section 3.07.

                  "Missed Payment Date" has the meaning specified in Section
3.07.

                  "Officer's Certificate" means a certificate signed by an authorized officer of the Company and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be satisfactory to the Trustee, which is delivered to the Trustee.

                  "Ordinary Creditors" means creditors of the Company except creditors in respect of Subordinated Indebtedness.

                  "Outstanding", when used with respect to the Debt Securities of any series, means, as of the date of determination, all Debt Securities of such series theretofore issued by the Company and authenticated and delivered under this Indenture, except:

                  (i) Debt Securities of such series theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Debt Securities of such series for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities and any Coupons appertaining thereto; provided, however, that if such Debt Securities are to be redeemed, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefore satisfactory to the Trustee shall have been made; and

                  (iii) Debt Securities of such series that have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Debt Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, Debt Securities of such series owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent, waiver or action, only Debt Securities of such series about which the Trustee has received written notice shall be so disregarded. Debt Securities of such series so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debt Securities and that the pledgee is not the Company or any Affiliate of the Company.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any, on), Payments or Missed Payment, if any, on any Debt Securities on behalf of the Company.

                  "Payment" means, unless otherwise provided by Section 3.01 hereof, payment made to Holders at a rate per annum of the principal amount of the Debt Securities of a series as determined by the Company and set forth in such Debt Securities or determinable pursuant to the terms of such Debt Securities.

                  "Payment Date" when used with respect to any Debt Security, means the date for payment of any Payment on such Debt Security, as determined and set forth in such Debt Security.

                  "Permanent Global Security" means, a Global Security that is, at the time of the initial issuance of the related series of Debt Securities, issued in permanent global bearer form without Coupons.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Registered Security of any series payable in Dollars, means the Corporate Office of the Paying Agent in New York, New York; when used with respect to the Debt Securities of any series payable in a Foreign Currency, means the place or places where such Foreign Currency is the legal tender; and, when used with respect to the Debt Securities of any series, means such other place or places, if any, where any principal of (and premium, if any, on), Payments or Missed Payments, if any, on the Debt Securities of that series are payable as contemplated by Section 3.01.

                  "Pounds Sterling" or "(pound)" means the currency of the United Kingdom.

                  "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 3.06 in lieu of a lost, destroyed or stolen Debt Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Debt Security.

                  "Principal Indexed Security" means any Debt Security (including any Interest Indexed Security) that provides that the amount of principal payable in respect thereof shall be determined by reference to an index based on a currency or currencies or on the price or prices of one or more commodities or securities, by reference to changes in the price or prices of one or more currencies, commodities or securities or otherwise by application of a formula.

                  "Record Date" for a Payment or Missed Payment on the Debt Securities of any series means the date (whether or not a Business Day) specified for that purpose as contemplated by Section 3.01.

                  "Redemption Date", when used with respect to any Debt Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

                  "Redemption Price", when used with respect to any Debt Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

                  "Register" and "Registrar" have the respective meanings specified in Section 3.05.

                  "Registered Security" means any Debt Security in the form of registered securities established pursuant to Section 2.02 that is registered in the Register.

                  "Responsible Officer" when used with respect to the Trustee means any officer within the Corporate Trust department of the Trustee (or any successor group), including any vice president, assistant vice president, assistant secretary, assistant treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Solvency Condition" has the meaning specified in Section 12.01(b).

                  "Solvent" means, in relation to the Company, that the Company
(a) is able to pay its debts as they fall due, and (b) its Assets exceed its Liabilities (other than its Liabilities to persons in respect of Subordinated Indebtedness).

                  "Subordinated Indebtedness" means any liability of the Company however arising for the payment of money, the right to payment of which by the Company by the terms thereof is, or is expressed to be, subordinated in the event of a winding up of the Company to the claims of all or any of the creditors of the Company.

                  "Taxing Jurisdiction" has the meaning specified in Section 10.04.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to the Debt Securities of such series.

                  "Undated Subordinated Debt Other pari passu Claims" means, in relation to the Debt Securities of any series, any claims which are expressed to rank pari passu with the claims of the holders of Debt Securities of such series.

                  "United States" means the United States of America (including the States thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

                  "U.S. Government Obligations" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, that, in either case under clauses (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depositary receipt.

                  SECTION 1.02 Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished. The Trustee may conclusively rely and shall be fully protected in relying on such certificates and opinions.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than certificates provided pursuant to Section 10.05, shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based is erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters or information which is in the possession of the Company, upon a certificate or opinion of, or representations by, an officer or officers of the Company with respect to such factual matters, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters is or are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.



                  SECTION 1.04. Acts of Holders; Record Dates.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or any other evidence as the Trustee deems acceptable in its reasonable discretion or is customary in respect of DTC. If the Debt Securities of a series are issuable in whole or in part as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may, alternatively, be embodied in and evidenced by the record of a meeting of Holders of Debt Securities of such series duly called and held in accordance with the provisions of Article Fourteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments or record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of any notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any manner that the Trustee deems sufficient.

                  (c) The ownership of Registered Securities of any series shall be proved by the Register with respect to such series.

                  (d) The principal or face amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as Depositary, by any trust company, bank, banker or other Depositary, wherever situated, if such certificate shall be deemed by the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such Depositary, or exhibited to it, the Bearer Securities in the amount and with the serial numbers therein described or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate of affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until
(1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security or (4) such Bearer Security is no longer Outstanding.

                  (e) The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal or face amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner that the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                  (f) If the Company shall solicit from the Holders of Debt Securities of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the purposes of determining the identity of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion. If such a record date is fixed, such request, demand, authorization, direction, notice, consent and waiver or other Act may be sought or given before or after the record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders of Registered Securities for the purpose of determining whether Holders of the requisite proportion of Debt Securities of such series Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Registered Securities of such series Outstanding shall be computed as of such record date.

                  (g) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debt Security shall bind every future Holder of the same Debt Security and any Debt Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debt Security.

                  (h) For the purposes of determining the aggregate principal amount of Outstanding Debt Securities of any series, the Holders of which are required, requested or permitted to give any request, demand, authorization, direction, notice, consent or waiver or take any other Act under this Indenture,
(i) each Principal Indexed Security shall be deemed to have a principal amount equal to the face amount thereof and (ii) each Debt Security denominated in a Foreign Currency shall be deemed to have the principal amount determined by the Trustee, based upon an Exchange Rate Agent's Certificate upon which the Trustee may conclusively rely, by converting the principal amount of such Debt Security in the currency in which such Debt Security is denominated into Dollars at the Exchange Rate as of the record date set with respect to such Act or, if no such record date is set, the date such Act is delivered to the Trustee and, where it is hereby expressly required, to the Company (or, if there is no such rate on such date for the reasons specified in Section 3.11(d), such rate on the date specified in such Section).

                  SECTION 1.05. Notices, etc., to Trustee or Company. Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made to the Trustee at its Corporate Trust Office, given, furnished or filed in writing and mailed, first class postage prepaid, or if by the Company, via electronic communication such as facsimile, and followed by a hard copy delivered by guaranteed overnight delivery courier, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, or via telex or facsimile and mailed, first-class postage prepaid, or, in the case of electronic communication, transmitted, to the Company marked for the attention of the Secretary and addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address or at any telex or facsimile number previously furnished in writing to the Trustee by the Company.

                  SECTION 1.06. Notice to Holders; Waiver. Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, (1) such notice shall be sufficiently given to Holders of Registered Securities if in writing and mailed, first-class postage prepaid, to each Holder of Registered Securities affected by such event, at his address as it appears in the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice and (2) such notice shall be sufficiently given to Holders of Bearer Securities if published in an Authorized Newspaper in The City of New York. If the Debt Securities of such series are then admitted to the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange plc, and the UK Listing Authority or such stock exchange shall so require, notices shall also be published in an Authorized Newspaper in London and, if the Debt Securities of such series are then listed on the Luxembourg Stock Exchange and such stock exchange shall so require, in Luxembourg and, if the Debt Securities of such series are then listed on any other stock exchange outside the United States and such stock exchange shall so require, in any other required city outside the United States or, if not practicable, in Europe on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice. For the avoidance of doubt, failing to put the notice in an Authorized Newspaper will not affect the sufficiency of any notice given in accordance with the first sentence of this Section 1.06.

                  In the event of suspension of regular mail service or if for any other reason it shall be impracticable to give such notice to Holders of Registered Securities by mail, then such a notification to Holders of Registered Securities as shall be satisfactory to the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder of Registered Securities shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice by publication to Holders of Bearer Securities given as provided above.

                  In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Debt Securities listed on such stock exchange requiring publication as provided above, then such notification to Holders of such Debt Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Neither failure to give notice by publication to Holders of such Debt Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice mailed to Holders of Registered Securities as provided above.

                  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  Any request, demand, authorization, direction, notice, consent, election, waiver or other Act required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

                  SECTION 1.07. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

                  SECTION 1.08 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether expressed or not.

                  SECTION 1.10. Separability Clause. In case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11. Benefits of Indenture. Nothing in this Indenture or in the Debt Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any Paying Agent and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.12. Governing Law. THIS INDENTURE AND THE DEBT SECURITIES AND COUPONS AND THE RIGHTS AND DUTIES OF THE TRUSTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, EXCEPT THAT MATTERS RELATING TO THE SUBORDINATION PROVISIONS CONTAINED IN ARTICLE TWELVE OF THIS INDENTURE AND IN THE DEBT SECURITIES AND THE AUTHORIZATION AND EXECUTION BY THE COMPANY OF THIS INDENTURE AND THE DEBT SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH ENGLISH LAW.

                  SECTION 1.13. Legal Holidays. In any case where any Payment Date, Missed Payment Date, Redemption Date, Event Date or Maturity, if any, of any Debt Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Debt Securities or Coupons) payment of any Payment, Missed Payment, principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the first succeeding Business Day at such Place of Payment with the same force and effect as if made on the Payment Date, Missed Payment Date, the Redemption Date, the Event Date or at the Maturity, and no interest shall accrue (if otherwise payable) on such payment for the period from and after such Payment Date, Missed Payment Date, Event Date, Redemption Date or Maturity, as the case may be.

                  SECTION 1.14. Immunity of Incorporators, Stockholders, Officers and Directors. No recourse shall be had for the payment of any principal, premium, Payment or Missed Payment, if any, in respect of any Debt Security of any series or upon any obligation, covenant or agreement of this Indenture or any Indenture supplemental hereto, or any Debt Security or Coupon, or because of any indebtedness evidenced thereby, or for any claim based thereon, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Debt Securities of each series are solely corporate obligations of the Company, and that no personal liability whatsoever shall attach to, or is incurred by, any incorporator, stockholder, officer or director, past, present or future, of the Company or of any predecessor or successor corporation, either directly or indirectly through the Company or any predecessor or successor corporation, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants or agreements contained in this Indenture or in any of the Debt Securities of any series or Coupon, or to be implied herefrom or therefrom; and that all such personal liability is hereby expressly released and waived as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the Debt Securities of each series and Coupons.

                  SECTION 1.15. Appointment of Agent; Submission to Jurisdiction; Waiver of Immunity. The Company has designated and appointed HSBC Bank USA, currently having its address at 452 Fifth Avenue, New York, New York 10018-2706 (c/o Issuer Services), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Debt Securities or Coupons appertaining thereto or this Indenture which may be instituted in any State or Federal court in The City of New York. By the execution and delivery of this Indenture, the Company submits to the nonexclusive jurisdiction of any such court in any such suit or proceeding, and agrees that service of process upon said agent, together with written notice of said service to the Company, shall be deemed in every respect effective service of process upon the Company, in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said agent in full force and effect so long as any of the Debt Securities shall be Outstanding.

                  The Company hereby represents that HSBC Bank USA has agreed to act as the Company's authorized agent upon which process may be served in any such suit or proceeding.

                                   ARTICLE II

                            FORMS OF DEBT SECURITIES

                  SECTION 2.01. Forms Generally. All Debt Securities and Coupons, if any, and the Trustee's certificate of authentication shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or by a Board Resolution and as set forth in an Officer's Certificate or any indenture supplemental hereto and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which Debt Securities of any series may be listed or of any automated quotation system on which such Debt Securities may be quoted, or to conform to usage.

                  The definitive Debt Securities and Coupons, if any, of each series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which Debt Securities of such series may be listed or of any automated quotation system on which such Debt Securities may be quoted or in any other manner deemed appropriate by the Company, all as determined by the officers executing such Debt Securities and Coupons, as conclusively evidenced by their execution of such Debt Securities and Coupons.

                  SECTION 2.02. Form of Debt Securities. Each Debt Security shall be substantially in one of the forms approved from time to time by or pursuant to a Board Resolution and an Officer's Certificate or one or more indentures supplemental hereto which shall set forth the information required by
Section 3.01. Unless otherwise provided as contemplated by Section 3.01 with respect to the Debt Securities of any series, the Debt Securities of each series shall be issuable in bearer form and represented by a Permanent Global Security. If so provided as contemplated by Section 3.01, the Debt Securities of a series shall be issuable in whole or in any part (a) in bearer form, with Coupons attached, (b) in registered and bearer form or (c) in the form or one or more Global Securities.

                  Each Bearer Security and Coupon not represented by a Permanent Global Security shall bear a legend to the following effect: "Any United States Person who holds this obligation will be subject to limitations under the United States income tax laws, including the limitations provided in Sections 165(j) and 1287(a) of the Internal Revenue Code."

                  SECTION 2.03. Form of Trustee's Certificate of Authentication. The form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

                                            The Bank of New York
                  as Trustee

                                            By
                                              ----------------------------------
                  Authorized Signatory


                  SECTION 2.04. Form of Trustee's Certificate of Authentication by an Authenticating Agent.

                  If at any time there shall be an Authenticating Agent appointed with respect to any series of Debt Securities, then the Trustee's Certificate of Authentication by such Authenticating Agent to be borne by the Debt Securities of each such series shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Debt Securities of a series issued under the within-mentioned Indenture.

                                         The Bank of New York
                                               as Trustee

                                         By
                                           -----------------------------------
                                                Authenticating Agent

                                         By
                                           -----------------------------------
                                                Authorized Signatory


                                  ARTICLE III

                    THE UNDATED SUBORDINATED DEBT SECURITIES

                  SECTION 3.01. Amount Unlimited; Issuable in Series. The aggregate principal amount of Debt Securities that may be authenticated and delivered under this Indenture is unlimited.

                  The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

                  (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of such series from all other Debt Securities);

                  (2) the limit, if any, upon the aggregate principal amount of the Debt Securities of the series that may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to Section 3.04, Section 3.05, Section 3.06, Section 9.06 or Section 11.07);

                  (3) the dates on which or periods during which the Debt Securities of the series may be issued, and that Debt Securities of such series will be perpetual;

                  (4) the rate or rates, if any, or the method of determination thereof at which Payments on the Debt Securities of the series shall be made, if any, the date or dates, if any, from which such Payments shall accrue, the Payment Dates, if any, on which Payments shall be payable or the manner of determination of such Payment Dates and in the case of Registered Securities, the Record Dates for the Payments payable on such Payment Dates;

                  (5) the periods within which or the dates on which, the prices at which and the terms and conditions upon which Debt Securities of the series may be redeemed, if any, in whole or in part, at the option of the Company or otherwise;

                  (6) the place or places where any principal, premium, Payments or Missed Payments, if any, in respect of Debt Securities of the series shall be payable;

                  (7) whether payments are subject to a Solvency Condition;

                  (8) whether there are any other conditions to which payments with respect to such Debt Securities are subject;

                  (9) whether the Debt Securities of the series are to be issued as Registered Securities or Bearer Securities or both, and, if Bearer Securities are issued, whether Coupons will be attached thereto, whether Bearer Securities of the series may be exchanged for Registered Securities of the series and the circumstances under which and the places at which any such exchange, if permitted, may be made;

                  (10) if any Debt Securities of the series are to be issued as Bearer Securities or as one or more Global Debt Securities representing individual Bearer Securities of the series, (a) whether the provisions of Section 10.04 and Section 11.08 or other provisions for payment of additional interest or tax redemptions shall apply and, if other provisions shall apply, such other provisions; provided, however, that no such other provisions shall, without the consent of the Trustee, impose material additional burdens on the Trustee not contemplated by this Indenture; (b) whether a Payment or Missed Payment, if any, in respect of any portion of a temporary Global Security of the series (delivered pursuant to Section 3.04) payable in respect of any Payment Date or Missed Payment Date, as the case may be, prior to the exchange of such temporary Global Security for a permanent Global Security or for a definitive Bearer Security of the series shall be paid to any clearing organization or other Person entitled to a Payment or Missed Payment, if any, payable on such Payment Date or Missed Payment Date, as the case may be,, with respect to the portion of such temporary Global Security held for its account and the terms and conditions (including any certification requirements) upon which any such interest payment will be made; and (c) the terms upon which a temporary Global Security may be exchanged for a permanent Global Security or for a definitive Bearer Security of the series, provided, that if no terms are specified upon which a temporary Global Security may be exchanged for a definitive Bearer Security, such temporary Global Security shall, if exchangeable at all, only be exchangeable for a definitive Debt Security in registered form;

                  (11) whether any Debt Securities of the series are to be issued in whole or in part in the form of one or more Global Securities, provided, that if not so specified, Debt Securities shall be issued in whole in the form of one or more Global Securities; and, in the case of Debt Securities to be issued in whole in the form of one or more Global Securities, the Depositary for such Global Security or Debt Securities and the terms and conditions, if any, upon which interests in such Global Security or Debt Securities may be exchanged in whole or in part for the individual Debt Securities represented thereby, provided, that if no terms are specified for such exchange, a Global Security or Debt Security shall, if exchangeable at all, only be exchangeable for an individual Debt Security in registered form;

                  (12) the denominations in which Debt Securities of the series, if any, shall be issuable, if other than denominations as provided in Section 3.02;

                  (13) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series that shall be payable upon Acceleration pursuant to Section 5.02;

                  (14) the currency or currencies of denomination of Debt Securities of the series, which may be Dollars or any Foreign Currency;

                  (15) the currency or currencies in which payment of any principal of (and premium, if any, on) Payments or Missed Payments, if any, on the Debt Securities of the series may be made, and the currency or currencies, if any, in which payment of any principal of (and premium, if any, on) Payments or Missed Payments, if any, on Debt Securities of the series may, at the election of Holders thereof, also be payable, and the Exchange Rate Agent, if any, designated for the Debt Securities of the series;

                  (16) if payments of any principal, premium, Payments or Missed Payments, if any, in respect of Debt Securities of the series may, at the election of the Holders, be made in a Foreign Currency other than the Foreign Currency in which such Debt Securities are denominated or stated to be payable, the periods within which, and the terms and conditions upon which, such election may be made and the time and the manner of determining the exchange rate between the currency in which such Debt Securities are denominated or stated to be payable and the currency in which such amounts are to be paid pursuant to such election;

                  (17) whether any Debt Securities of the series are to be issued as Indexed Securities and, if so, the manner in which the principal of (and premium, if any, on), Payments and Missed Payments, if any, thereon shall be determined and the amount payable upon acceleration under Section 5.02 and any other terms in respect thereof;

                  (18) any restrictive covenants provided for with respect to Debt Securities of the series;

                  (19) any other Events of Default;

                  (20) whether the Debt Securities of the series shall be exchangeable at the option of the Company for any other securities or convertible into Dollar Preference Shares or other securities of the Company to be delivered by the Company pursuant to Article Thirteen (any such exchange being referred to herein as the "Exchange" and any such conversion being referred to herein as the "Conversion"; the date of such exchange or conversion being referred to as the "Event Date"; the securities to be delivered by the Company in exchange for such Debt Securities being referred to as "Exchange Securities" and the securities to be delivered by the Company upon the conversion of such Debt Securities being referred to as "Conversion Securities", or if such securities are Dollar Preference Shares, as "Dollar Preference Shares") and, if so, the nature of the Exchange Securities or Conversion Securities, as the case may be, and any additional or other provisions relating to such Exchange or Conversion; and

                  (21) any other terms of the series (which terms shall not adversely affect any prior series of Debt Securities or be inconsistent with the provisions of the Trust Indenture Act).

                  All Debt Securities of any one series and the Coupons appertaining to Bearer Securities of such series, if any, shall be substantially identical except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officer's Certificate or provided in or pursuant to any such indenture supplemental hereto. All Debt Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuance of additional Debt Securities of such series.

                  If any of the terms of the Debt Securities of a series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the appropriate officer of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of such Debt Securities.

                  SECTION 3.02. Denominations. Unless otherwise provided as contemplated by Section 3.01 with respect to the Debt Securities of any series and except as provided in Section 3.03, the Registered Securities of each series, if any, shall be issuable in denominations of $1,000, (euro)1,000 or (pound)1,000 and any integral multiple thereof and the Bearer Securities of each series, if any, shall be issuable in denominations of $1,000, $10,000 and $100,000; (euro)1,000, (euro)10,000 and (euro)100,000 or (pound)1,000,
(pound)10,000 and (pound)100,000.

                  SECTION 3.03. Execution, Authentication, Delivery and Dating.

                  (a) The Debt Securities and the Coupons appertaining thereto shall be executed on behalf of the Company by an authorized officer. Such signature and the attestation, if any, to the affixing of the seal may be in the form of facsimile signature of any present or any future authorized officer and may be imprinted or otherwise reproduced on the Debt Securities. The Company may adopt and use the signatures or facsimile signatures of the persons who shall be authorized signatories of the Company at the time of execution of the Debt Securities and any Coupons appertaining thereto, irrespective of the date as of which the same shall be executed, or of any person who shall have been an authorized officer of the Company, notwithstanding the fact that at the time the Debt Securities shall be authenticated and delivered or disposed of such person shall have ceased to be an authorized officer as the case may be.

                  (b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver one or more Debt Securities of any series executed by the Company to the Trustee or the Authenticating Agent for authentication, together with a Company Order for the authentication and delivery of such Debt Securities, and the Trustee or the Authenticating Agent in accordance with the Company Order shall authenticate and deliver such Debt Securities; provided, however, that, in connection with its original issuance, a Bearer Security not represented by a Permanent Global Security may be delivered only outside the United States; and provided further that, in connection with the original issuance of any Bearer Security other than a temporary Global Security or a Permanent Global Security, unless otherwise delivered by the Company on advice of counsel, neither the Company nor its agent shall deliver any Bearer Security unless the Company or its agent receives from the person entitled to delivery of such Bearer Security a certificate substantially in the form set forth in Exhibit A hereto, dated as of the date of such delivery, and neither the Company nor its agent has any reason to know that such certificate is false. If the Company shall establish pursuant to Section 3.01 that the Debt Securities of any series may be originally issued from time to time, the Trustee or the Authenticating Agent shall authenticate and deliver Debt Securities of such series for original issue from time to time in accordance with such procedures acceptable to the Trustee as may be specified from time to time by Company Order. Such procedures may authorize authentication and delivery pursuant to written instructions or instructions via electronic communication such as telex or facsimile confirmed in writing by guaranteed delivery overnight courier from the Company or its duly authorized agent. The Trustee shall be entitled to receive, prior to the authentication and delivery of the Debt Securities of any series, the supplemental indenture or the Board Resolution by or pursuant to which the terms and form of such Debt Securities have been approved (and, if such form is approved pursuant to a Board Resolution, the Officer's Certificate approving such terms and form), an Officer's Certificate as to the absence of any event that is, or after notice or lapse of time or both would become, an Event of Default, and, if requested by the Trustee, an Opinion of Counsel stating that:

                  (1) all instruments furnished by the Company to the Trustee in connection with the authentication and delivery by the Trustee of such Debt Securities and Coupons if any conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Debt Securities;

                  (2) the forms of such Debt Securities and Coupons, if any, have been established in conformity with the provisions of this Indenture;

                  (3) the terms of such Debt Securities and Coupons, if any, have been established in conformity with the provisions of this Indenture;

                  (4) in the event that the forms or terms of such Debt Securities and Coupons, if any, have been established in a supplemental indenture, the execution and delivery of such supplemental indenture by the Company has been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming that the Trustee has satisfied those legal requirements that are applicable to it to the extent necessary to make such supplemental indenture enforceable against it, is a legal, valid, binding and enforceable agreement of the Company, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (5) the execution and delivery of such Debt Securities and Coupons, if any, have been duly authorized by all necessary corporate action of the Company and such Debt Securities and Coupons, if any, have been duly executed by the Company and, assuming due authentication by the Trustee (or the Authenticating Agent, as the case may be) and delivery by the Company are the legal, valid, binding and enforceable obligations of the Company entitled to the benefits of the Indenture, subject to applicable bankruptcy insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

                  (6) such other matters as the Trustee may reasonably request.

                  Notwithstanding any contrary provision herein, if the Company shall establish pursuant to Section 3.01 that the Debt Securities of a series may be originally issued from time to time, it shall not be necessary to deliver the Board Resolution, Officer's Certificate and Opinion of Counsel otherwise required pursuant to this Section or Section 1.02 at or prior to the time of authentication of each Debt Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Debt Security of such series to be issued but the Trustee shall be entitled to request and receive copies thereof.

                  (c) Unless the Company specifies pursuant to Section 3.01 that the Debt Securities of a series will be made available in definitive bearer form, such Debt Securities shall be issued in the form of one or more Global Securities in permanent form, and the Company shall execute and the Trustee or the Authenticating Agent shall, in accordance with this Section and the Company Order with respect to such series, authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) of the Outstanding Debt Securities of such series to be represented by one or more Global Securities, and (ii)if in registered form, shall be registered in the name of the Depositary for such Global Security or Debt Securities or the nominee of such Depositary and be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction; if in bearer form, shall be delivered to and held by the Depositary in accordance with the Debt Security Deposit Agreement, dated o.

                  (d) The Trustee shall have the right to decline to authenticate and deliver any Debt Security under this Section if the Trustee, upon the advice of counsel, determines that such action may not lawfully be taken or if the Trustee, by a committee of Responsible Officers, shall determine in good faith that the authentication and delivery of such Debt Security would be unjustly prejudicial to Holders of Outstanding Debt Securities.

                  (e) Each Debt Security shall be dated the date of its authentication.

                  (f) No Debt Security or Coupon attached thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of one of its authorized signatories, and such certificate of authentication upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Except as permitted by Section 3.05 or Section 3.06, neither the Trustee nor the Authenticating Agent shall authenticate and deliver any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and cancelled.

                  SECTION 3.04. Temporary Debt Securities. If so provided pursuant to Section 3.01, pending the preparation of a permanent Global Security or definitive Debt Securities of any series, the Company may execute, and upon Company Order the Trustee or the Authenticating Agent shall authenticate and deliver, temporary Debt Securities that are printed, lithographed, typewritten, photocopied or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Debt Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Debt Securities and Coupons may determine to be appropriate, as conclusively evidenced by their execution of such Debt Securities and Coupons. In the case of Debt Securities of any series, such temporary Debt Securities may be in global form, representing all or a portion of the Outstanding Debt Securities of such series.

                  If temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. Except as otherwise specified as contemplated by
Section 3.01(10) with respect to a series of Debt Securities issuable as Bearer Securities or as one or more Global Debt Securities representing individual Bearer Securities of the series, (i) after the preparation of definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for definitive Debt Securities of such series upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder, except as provided in Section 3.05 in connection with a transfer and except that a Person receiving definitive Bearer Securities shall bear the cost of insurance, postage, transportation and the like unless otherwise specified pursuant to
Section 3.01, and (ii) upon surrender for cancellation of any one or more temporary Debt Securities of any series (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefor a like principal amount (or, in the case of any Principal Indexed Security, face amount), in any authorized denomination or denominations, of definitive Debt Securities of the same series and of like tenor; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided further that neither a permanent Global Security in bearer form nor a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security unless the Company or its agent receives a certificate substantially in the form set forth in Exhibit A hereto, dated as of the date of such exchange, unless such certificate has previously been provided pursuant to the provisions of the next succeeding paragraph; and provided further that delivery of a Bearer Security not represented by a Permanent Global Security shall occur only outside the United States; and provided further that neither a permanent Global Security in bearer form nor a definitive Bearer Security will be issued if the Company or its agent has reason to know that such certificate is false. Until so exchanged, the temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of such series except as otherwise specified pursuant to Section 3.01 with respect to the payment of any interest on Debt Securities in temporary form.

                  If any Payment Date or Missed Payment Date, as the case may be, with respect to a temporary Debt Security in bearer form shall occur prior to the exchange described in the preceding paragraph, any Payment or Missed Payment payable on such Payment Date shall be paid only upon the delivery of a certificate substantially in the form set forth in Exhibit A hereto, dated as of the date the Payment or Missed Payment, as applicable, is made.

                  Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Debt Securities represented thereby pursuant to this Section 3.04 or Section 3.05, the temporary Global Security shall be endorsed by the Registrar to reflect the reduction of the principal amount (or, in the case of any Principal Indexed Security, face amount) evidenced thereby, whereupon the principal amount (or, in the case of any Principal Indexed Security, face amount) of such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

                  SECTION 3.05. Registration, Registration of Transfer and Exchange. The Company shall cause to be kept a register (herein sometimes referred to as the "Register") in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Registered Securities and of transfers of Registered Securities. HSBC Bank USA is hereby appointed "Registrar" for the purpose of registering Debt Securities and transfers of Debt Securities as herein provided. Unless and until otherwise determined by the Company, HSBC Bank USA shall act as Registrar and the Register shall be kept at the office of the Registrar at 452 Fifth Avenue, New York, New York 10018-2706 (c/o Issuer Services). Such Register shall be in written form or in any other form capable of being converted into written form within a reasonable period of time. At all reasonable times the Register shall be open for inspection by the Company and its duly authorized agents.

                  Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose (the "Registration Office"), the Company shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of such series, of like tenor and aggregate principal amount (or, in the case of any Principal Indexed Security, face amount), in any authorized denomination or denominations.

                  At the option of the Holder, Registered Securities of any series (other than a Global Security, except as set forth below) may be exchanged for other Registered Securities of such series of like tenor and aggregate principal amount (or, in the case of any Principal Indexed Security, face amount), in any authorized denomination or denominations, upon surrender of the Registered Securities to be exchanged at the Registration Office. Bearer Securities may not be delivered by the Trustee, the Authenticating Agent or the Registrar in exchange for Registered Securities.

                  At the option of the Holder, except as otherwise specified pursuant to Section 3.01(10) or Section 3.01(11), Bearer Securities of any series may be exchanged for Registered Securities (if the Debt Securities of such series are issuable as Registered Securities) or (in the case of Bearer Securities not represented by a Permanent Global Security) Bearer Securities (if Bearer Securities of such series are issuable in more than one denomination) of such series of like tenor and aggregate principal amount (or, in the case of any Principal Indexed Security, face amount), in any authorized denomination or denominations, upon surrender of the Bearer Securities to be exchanged at the Registration Office, with all unmatured Coupons and all matured Coupons in default or unpresented thereto appertaining; provided, however, that delivery of a Bearer Security shall occur only outside the United States. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default or unpresented, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Registrar in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Registrar if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in
Section 10.02, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at the Registration Office in exchange for a Registered Security of the same series after the close of business at the Registration Office on any Record Date and before the opening of business at the Registration Office on the relevant Payment Date or Missed Payment Date, such Bearer Security shall be surrendered without the Coupon relating to such Payment Date or Missed Payment Date or proposed date of payment, as the case may be.

                  Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, the Debt Securities that the Holder making the exchange is entitled to receive.

                  The Company's express election pursuant to Section 3.01(11) (if any) shall no longer be effective with respect to the Debt Securities of such series if at any time (1) (i) the Depositary for the Debt Securities of a series notifies the Company in writing that it is unwilling or unable to continue as Depositary for the Debt Securities of such series and a successor Depositary is not appointed by the Company within 90 days of such notification,
(ii) DTC notifies the Depositary that it is unwilling or unable to continue to hold interests in the Debt Securities or (iii) DTC is unable to or ceases to be eligible as a clearing agency registered under the Exchange Act and a successor to DTC registered under the Exchange Act is not appointed by the Depositary at the written request of the Company within 90 days or (2) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary. In any such event the Company will execute, and the Trustee or the Authenticating Agent, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, definitive Debt Securities of such series or any portion thereof in an aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) equal to the aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) of the Global Security or Debt Securities representing such series or portion thereof in exchange for such Global Security or Debt Securities.

                  The Company may at any time and in its sole discretion determine that Debt Securities of any series issued in whole or in part in the form of one or more Global Securities shall no longer be represented by such Global Security or Global Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and deliver, definitive Debt Securities of such series in an aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) equal to the aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) of the Global Security or Debt Securities representing such series or portion thereof in exchange for such Global Security or Debt Securities.

                  Unless otherwise specified by the Company pursuant to Section
3.01 with respect to the Debt Securities of any series, the Depositary for such series may surrender a Global Security representing Debt Securities of such series or any portion thereof in exchange in whole or in part for definitive Debt Securities of such series on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver such Debt Securities to the Registrar. In turn, the Registrar shall deliver such Debt Securities, without service charge,

                  (i) to each Person specified by such Depositary a new definitive Debt Security or Debt Securities of such series, of like tenor and in an aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) equal to and in exchange for such Person's beneficial interest in the Global Security, in any authorized denomination or denominations; and

                  (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount (or, in the case of any Principal Indexed Security, face amount) of the surrendered Global Security and the aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) of the definitive Debt Securities delivered to such Persons.

                  In any exchange provided for in any of the preceding two paragraphs, the Company will execute and the Trustee or the Authenticating Agent will authenticate and deliver Debt Securities (i) in definitive registered form in authorized denominations, if the Debt Securities of such series are issuable as Registered Securities, (ii) in definitive bearer form in authorized denominations with or without Coupons attached, as applicable, if the Debt Securities of such series are issuable as Bearer Securities or (iii) as either Registered Securities or Bearer Securities, if the Debt Securities of such series are issuable in either form; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A hereto; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that such certificate is false.

                  Upon the exchange in whole of a Global Security for the definitive Debt Securities represented thereby, such Global Security shall be cancelled by the Trustee or delivered to the Trustee for cancellation. Registered Securities issued in exchange for a Global Security or any portion thereof pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security shall instruct the Trustee and the Registrar. The Registrar shall deliver such Registered Securities to the Persons in whose names such Registered Securities are so registered.

                  The Registrar shall deliver Bearer Securities issued in exchange for a Global Security or any portion thereof pursuant to this Section to the Persons, and in such authorized denominations, as the Depositary for such Global Security, shall instruct the Registrar; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Global Security unless the Company or its agent shall have received from the person entitled to receive the definitive Bearer Security a certificate substantially in the form set forth in Exhibit A hereto; and provided further that delivery of a Bearer Security shall occur only outside the United States; and provided further that no definitive Bearer Security will be issued if the Company has reason to know that such certificate is false.

                  Notwithstanding any other provision in this Indenture, unless express provision is made otherwise under Section 3.01 hereof, Global Notes shall, if exchangeable at all, only be exchangeable, in whole or in part, for definitive Debt Securities in registered form.

                  Interests in a Permanent Global Security may be exchanged for definitive Registered Securities of the same series if the Holder of such Permanent Global Security notifies the Company in writing that the owner of a beneficial interest in such Permanent Global Security has requested in writing to the Holder, in accordance with the instructions of the Holder, that definitive Registered Securities be issued to such owner in respect thereof. In such event the Company will execute, and the Trustee or the Authenticating Agent, upon receipt of a Company Order for the authentication and delivery of definitive Registered Securities of such series will authenticate and deliver such definitive Registered Securities. Any such definitive Registered Securities so issued shall be registered in the name of such Person or Persons as the Holder shall instruct the Trustee and the Registrar in writing. Upon the exchange in whole or in part of a Permanent Global Security for definitive Registered Securities in corresponding aggregate principal amount, such Permanent Global Security shall be delivered to the Trustee for cancellation, in the case of an exchange in whole, or reduction, in the case of an exchange in part.

                  All Debt Securities issued upon any registration of transfer or exchange of Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Debt Securities surrendered upon such registration of transfer or exchange.

                  Every Registered Security presented or surrendered for registration of transfer or for exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Debt Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer, registration of transfer or exchange of Debt Securities, other than exchanges pursuant to Section 3.04, Section 9.06 or
Section 11.07 not involving any transfer.

                  Neither the Company, the Trustee or the Authenticating Agent, as appropriate, shall be required (i) during the period beginning at the opening of business 15 days before the day on which a notice of redemption of Debt Securities of any series selected for redemption under Section 11.04 is mailed and ending at the close of business on the day of such mailing, to issue, register the transfer of or exchange any Registered Security of such series having the same original issue date and terms as the Debt Securities so selected for redemption or (ii) to register the transfer of or exchange any Registered Security so selected for redemption in whole or in part, except the unredeemed portion of any Registered Security being redeemed in part or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series (if the Debt Securities of such series are issuable as Registered Securities), provided that such Registered Security shall be immediately surrendered for redemption with written instructions for payment consistent with the provisions of this Indenture.

                  SECTION 3.06. Mutilated, Destroyed, Lost and Stolen Debt Securities. If (i) any mutilated Debt Security or a Bearer Security with a mutilated Coupon appertaining to it is surrendered to the Trustee or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security or Coupon, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Debt Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute, and upon its written request the Trustee or the Authenticating Agent shall authenticate and deliver, in exchange for any such mutilated Debt Security or a Bearer Security with a mutilated Coupon appertaining to it or to which a destroyed, lost or stolen Coupon appertains (with all appurtenant Coupons not destroyed, lost or stolen) or in lieu of any such destroyed, lost or stolen Debt Security, a new Debt Security of the same series and of like tenor and aggregate principal amount (or, in the case of any Principal Indexed Security, face amount), bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Debt Security or to the Debt Security to which such destroyed, lost or stolen Coupon appertains; provided, however, that delivery of a Bearer Security shall occur only outside the United States.

                  In case any such mutilated, destroyed, lost or stolen Debt Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay such Debt Security or Coupon; provided, however, that payment of any principal of (and premium, if any, on) or interest on Bearer Securities not represented by a Permanent Global Security shall, except as otherwise provided in Section 10.02, be payable only at an office or agency located outside the United States; and provided further that, with respect to any such Coupon, interest represented thereby (but not any additional amount payable as provided in Section 10.04) shall be payable only upon presentation and surrender of the Bearer Security to which such Coupon appertains.

                  Upon the issuance of any new Debt Security or Coupon under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Debt Security of any series, with its Coupons, if any, issued pursuant to this Section in lieu of any destroyed, lost or stolen Debt Security, or in exchange for a Bearer Security to which a destroyed, lost or stolen Coupon appertains shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security and its Coupons, if any, shall be at any time enforceable by anyone, and any such new Debt Security and its Coupons, if any, or the destroyed, lost or stolen Coupon shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series and their Coupons, if any, duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities or Coupons.

                  SECTION 3.07. Payment; Rights Preserved.

                  (a) Except as otherwise provided as contemplated by Section 3.01, the Company has no obligation to make any Payments with respect to any series of Debt Securities on any Payment Date for such Payment and failure to make any such payment on any such Payment Date shall not constitute a default by the Company for any purpose.

                  (b) Any Payments not made by the Company in respect of any series of Debt Securities on any applicable Payment Date, together with any other unpaid payments, will, so long as they remain unpaid, constitute "Missed Payments" and will accumulate until paid. Missed Payments will not bear interest.

                  (c) Missed Payments, if any, may be paid at the Company's option in whole or in part at any time on not less than 14 days' notice to the Trustee and the Paying Agent, but all Missed Payments in respect of all Debt Securities of a particular series at the time outstanding will (subject to any Solvency Condition) become due and payable in full on whichever is the earliest of:

                  (1) the date upon which a dividend is next paid on any class of the Company's share capital;

                  (2) the date fixed for any redemption of such Debt Securities; and

                  (3) the commencement of the winding up of the Company in England.

                  (d) The date on which such Missed Payment is due and payable is hereinafter referred to as the "Missed Payment Date."

                  (e) If the Company gives notice of its intention to pay the whole or part of the Missed Payments on the Debt Securities of any series, the Company will be obliged, subject to any Solvency Condition, to do so upon the expiration of such notice. Where Missed Payments in respect of Debt Securities of any series are paid in part, each part payment will be deemed to be in respect of the full amount of Missed Payments accrued relating to the earliest Payment Date or consecutive payment dates in respect of such Debt Securities.

                  (f) All payments of principal, premium, Payments and Missed Payments on or with respect to the Debt Securities of any series will be conditional upon satisfaction of any Solvency Condition, and no such payment shall be made and no repurchase of the Debt Securities of any series shall be made by the Company or any of its Subsidiaries (other than a purchase in the ordinary course of a business dealing in securities) except to the extent that the Company would satisfy any Solvency Condition both at the time of, and immediately after, such payment or repurchase as provided by Section 12.01.

                  (g) Payments and Missed Payments, if any, in respect of any Registered Security that are payable, and are punctually paid or duly provided for, on any Payment Date or Missed Payment Date, as the case may be, shall be paid to the Person in whose name that Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any Record Date and before the opening of business (at such office or agency) on the next succeeding Payment Date or Missed Payment Date, as the case may be, or at Maturity, such Bearer Security shall be surrendered without the Coupon relating to such Payment Date or Missed Payment Date, as the case may be, and interest will not be payable on such Payment Date or Missed Payment Date, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture. Any payment of Missed Payments on a Registered Security which is not made on a Payment Date or at Maturity shall be made to the person who is the Holder on the record date established by the Company for such purpose.

                  (h) Payments or Missed Payments, if any, in respect of any Registered Security or any Permanent Global Security may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Register, or by wire transfer or transfer by any other means to an account designated in writing by such Person to the Paying Agent at least 15 days prior to such payment date or by any other means specified pursuant to Section 3.01.

                  Payments or Missed Payments, if any, in respect of any Bearer Security with Coupons that are payable and are punctually paid or duly provided for on any Payment Date or Missed Payment Date, as the case may be, shall be paid to the Holder of the relevant Coupon on such Payment Date or Missed Payment Date, as applicable, upon surrender of such Coupon on such Payment Date or Missed Payment Date, as applicable, at the Place of Payment outside the United States specified pursuant to Section 3.01.

                  Payments or Missed Payments, if any, in respect of any Bearer Security without Coupons that are payable and are punctually paid or duly provided for on any Payment Date or Missed Payment Date shall be paid to the Holder of the Bearer Security upon presentation of such Bearer Security and notation thereon on such Payment Date or Missed Payment Date, as applicable, at the Place of Payment outside the United States specified pursuant to Section 3.01.

                  (i) Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to Payments and Missed Payments, if any, accrued and unpaid, and to accrue, that were carried by such other Debt Security.

                  SECTION 3.08. Persons Deemed Owners. Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee, the Registrar and the Paying Agent and any agent of the Company, the Trustee, the Registrar or the Paying Agent may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of any principal, premium or (subject to Section 3.07), Payment or Missed Payment, if any, in respect of such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee, the Registrar, the Paying Agent nor any agent of the Company, the Registrar, the Paying Agent or the Trustee shall be affected by notice to the contrary.

                  The Company, the Trustee and any agent of the Company or the Trustee shall treat the bearer of any Bearer Security and the bearer of any Coupon as the absolute owner of such Bearer Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or Coupon be overdue, and neither the Company or the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  None of the Company, the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in any Global Security or Permanent Global Security or for maintaining, supervising or reviewing any records relating to such payments or beneficial ownership interests.

                  SECTION 3.09. Cancellation. Unless otherwise specified pursuant to Section 3.01 above with respect to the Debt Securities of any series, all Debt Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be promptly cancelled and delivered to the Trustee. The Company may at any time deliver to the Trustee for cancellation any Debt Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Debt Securities so delivered shall be promptly cancelled by the Trustee. No Debt Securities shall be authenticated in lieu of or in exchange for any Debt Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debt Securities and Coupons held by the Trustee shall be destroyed and certification of their destruction delivered to the Company unless by a Company Order the Company shall direct that the cancelled Debt Securities or Coupons be returned to it.

                  SECTION 3.10. Computation of Payments. Except as otherwise specified as contemplated by Section 3.01 with respect to the Debt Securities of any series, any Payments on the Debt Securities of each series, which is not denominated in Euro, shall be computed on the basis of a 360-day year of twelve 30-day months. Payments on Debt Securities of each series denominated in Euro will be computed on the basis of the actual number of days in the calculation period divided by 365 (or, if any portion of that calculation period falls in a leap year, the sum of (a) the actual number of days in that portion of the calculation period falling in a leap year, divided by 366 and (b) the actual number of days in that portion of the calculation period falling in a non-leap year, divided by 365).

                  SECTION 3.11. Payment in Currencies. (a) Payment of any principal (and premium, if any), Payments or Missed Payments in respect of the Debt Securities of any series shall be made in the currency or currencies specified pursuant to Section 3.01 with respect to the Debt Securities of such series; provided that, if so specified pursuant to Section 3.01, the Holder of such series may elect to receive such payment in Dollars or in any other currency designated for such purpose pursuant to Section 3.01. A Holder may make such election by delivering to the Paying Agent (with a copy to the Trustee) a written notice thereof, substantially in the form attached hereto as Exhibit B or in such other form as may be acceptable to the Paying Agent, not later than the close of business on the Record Date immediately preceding the applicable date on which such payment is due and payable or the fifteenth day immediately preceding the Maturity, if any, of any principal, as the case may be. Such election shall remain in effect with respect to such Holder until such Holder delivers to the Paying Agent (with a copy to the Trustee) a written notice substantially in the form attached hereto as Exhibit B or in such other form as may be acceptable to the Paying Agent specifying a change in the currency in which such payment is to be made; provided that any such notice must be delivered to the Paying Agent (with a copy to the Trustee) not later than the close of business on the Record Date immediately preceding the next Payment Date or Missed Payment, as the case may be, or the fifteenth day immediately preceding the Maturity, if any, of any principal, as the case may be, in order to be effective for the payment to be made thereon; and provided further that no such change in currency may be made with respect to payments to be made on any Registered Security with respect to which notice of redemption has been given by the Company pursuant to Article Eleven.

                  (b) Except as otherwise specified pursuant to Section 3.01 with respect to the Debt Securities of any series, the Paying Agent shall deliver to the Company, the Trustee and the Exchange Rate Agent, if any, not later than the fourth Business Day after the Record Date with respect to a Payment Date or Missed Payment or the tenth day immediately preceding the Maturity, if any, of any principal, as the case may be, with respect to Debt Securities of any series, a written notice specifying, in the currency or currencies in which such Debt Securities are denominated, the aggregate amount of any principal (and premium, if any), Payments and Missed Payments, if any, on such Debt Securities to be paid on such payment date. If payments on any such Debt Securities are designated to be made in a currency other than the currency in which such Debt Securities are denominated, or if at least one Holder of a Registered Security has made the election referred to in Subsection (a) above with respect to such Debt Securities, then the written notice referred to in the preceding sentence shall also specify, in each currency in which payment with respect to such Debt Securities is to be made pursuant to said Subsection (a), the amount of any principal, premium, Payments and Missed Payments, if any, in respect of such Debt Securities to be paid in such currency on such payment date; provided that for purposes of such written notice, the Trustee shall be entitled to rely on any exchange rate information provided to it in writing or via electronic communication such as telex or facsimile by the Exchange Rate Agent.

                  (c) The Exchange Rate Agent shall deliver, not later than the sixth Business Day following each Record Date or the fifth day immediately preceding the Maturity, if any, of any principal, as the case may be, to the Trustee, the Paying Agent and the Company an Exchange Rate Agent's Certificate in respect of the Dollar or Foreign Currency payments to be made on such payment date. Except as otherwise specified pursuant to Section 3.01 with respect to the Debt Securities of any series, the amount receivable by Holders of Registered Securities of any series who have elected payment as provided in Subsection (a) above in a currency other than the currency in which such Registered Securities are denominated shall be determined by the Exchange Rate Agent on the basis of the applicable Exchange Rate set forth in the applicable Exchange Rate Agent's Certificate.

                  (d) Except as otherwise specified pursuant to Section 3.01 with respect to the Debt Securities of any series, if the Foreign Currency in which Registered Securities of any series are denominated ceases to be used both by the government of the country issuing such Foreign Currency and for the settlement of transactions by public institutions of or within the international banking community, then, with respect to each date for the payment of any principal (and premium, if any), Payment or Missed Payment, if any, in respect of such Debt Securities and any Coupons appertaining thereto occurring after the final date on which such Foreign Currency was so used, all payments in respect of such Debt Securities and any Coupons appertaining thereto shall be made in Dollars; provided that payment to a Holder of such a Registered Security shall be made in a different Foreign Currency if that Holder has elected or elects payment in such Foreign Currency as provided for by Subsection (a) above. If payment is to be made in Dollars to Holders of any such Debt Securities or Coupons pursuant to the provisions of the preceding sentence, then the amount to be paid in Dollars on a payment date by the Company to the Paying Agent (who shall promptly notify the Trustee) and by the Paying Agent (who shall promptly notify the Trustee) to such Holders shall be determined by the Paying Agent (who shall promptly notify the Trustee of such determinations) as of the Record Date with respect to such Payment Date or Missed Payment Date or the fifteenth day immediately preceding the Maturity, if any, of any principal, as the case may be, and shall be equal to the sum obtained by converting the specified Foreign Currency into Dollars at the Exchange Rate on the last such Record Date on which such Foreign Currency was so used in either such capacity.

                  (e) All decisions and determinations of the Paying Agent regarding conversion of any Foreign Currency into Dollars pursuant to Subsection
(d) above or as specified pursuant to Section 3.01 with respect to the Debt Securities of any series shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Debt Securities. If a Foreign Currency in which payment in respect of Debt Securities of any series may be made, pursuant to Subsection (a) above, ceases to be used both by the government of the country issuing such currency and for the settlement of transactions by public institutions of or within the international banking community, the Company after learning thereof will give notice thereof to the Trustee and the Paying Agent immediately (and the Paying Agent promptly thereafter will give notice to the Holders of such Debt Securities in the manner provided in Section 1.06) specifying the last date on which such Foreign Currency was used for the payment of any principal, premium or interest in respect of such Debt Securities. The Trustee and the Paying Agent shall be fully justified and protected in relying conclusively and acting upon the information so received by it from the Company and shall not otherwise have any duty or obligation to determine such information independently.

                  SECTION 3.12. Certification by a Person Entitled to Delivery of a Bearer Security Whenever any provision of this Indenture or a Debt Security contemplates that certification be given by a Person entitled to delivery of a Bearer Security, such certification shall be provided substantially in the form of Exhibit A hereto as such form may be modified pursuant to a Board Resolution, with only such changes as shall be approved by the Company.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

                  SECTION 4.01 Satisfaction and Discharge. If so specified pursuant to Section 3.01, this Indenture, with respect to the Debt Securities of any series payable only in Dollars (if all series of Debt Securities issued under this Indenture are not to be affected) shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of such Debt Securities herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments, in a form satisfactory to the Company and the Trustee, acknowledging satisfaction and discharge of this Indenture, when

                  (1)  either

                  (A) all Debt Securities of such series theretofore authenticated and delivered and all Coupons appertaining thereto (other than (i) Coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in
         Section 3.05, (ii) Debt Securities and Coupons of such series that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.06, (iii) Coupons appertaining to Bearer Securities of such series called for redemption and maturing after the relevant Redemption Date, surrender of which has been waived as provided in Section 11.06 and (iv) Debt Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                  (B) all such Debt Securities of such series not theretofore delivered to the Trustee for cancellation,

                                    (i)  have become due and payable, or

                                    (ii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, or

                                    (iii) are to be converted for Dollar
                           Preference Shares or Conversion Securities or exchanged for Exchange Securities and notice of conversion or exchange of such Debt Securities for Dollar Preference Shares or Conversion Securities or Exchange Securities pursuant to Article Thirteen shall have been given, and the Company, in the case of (i) or (ii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose (i) Dollars in an amount, (ii) U.S. Government Obligations that through payment of interest and principal in respect thereof in accordance with their terms will provide, not later than the due date of any payment in an amount or (iii) any combination of (i) and (ii) maturing, in the case of (i) above as to principal (and premium, if any) and any accrued Payments or Missed Payments, if any, and in case of (ii) above, as to any accrued Payments and Missed Payments, if any, in such amounts sufficient to pay and discharge the entire indebtedness on such Debt Securities and Coupons not theretofore delivered to the Trustee for cancellation, in the case of (i) above for principal (and premium, if any) and accrued Payments and Missed Payments, if any, and in the case of (ii) above, as to any accrued Payments and Missed Payments, if any, to the date of such deposit (in the case of Debt Securities which have become due and payable) or the Redemption Date or the Event Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company in respect of the Debt Securities of such series; and

                  (3) the Company has delivered to the Trustee an Officer's Certificate and, if the Trustee so requests, an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07 and, if money shall have been deposited with the Trustee pursuant to Subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive. The Company's rights and obligations under this Section 4.01 shall be subject to the consent of the Financial Services Authority, if required.

                  SECTION 4.02. Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities, the Coupons and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Persons entitled thereto, of any principal (and premium, if any) and accrued but unpaid Payments, if any, and Missed Payments, if any, for which payment such money has been deposited with the Trustee.

                                   ARTICLE V

                                    REMEDIES

                  SECTION 5.01. Events of Default. Unless otherwise specified pursuant to Section 3.01 "Event of Default", wherever used herein with respect to Debt Securities of any series, means any one of the following events:

                  (i) the making or entry of any order by an English court which is not successfully appealed within 30 days after the date such order was made or entered for the winding up of the Company, or

                  (ii) the valid adoption by the shareholders of the Company, of any effective resolution for the winding up of the Company in either case other than in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency.

                  SECTION 5.02. Acceleration; Rescission and Annulment. If an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee may, or if so requested by the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of that series, shall declare the principal amount (or such other amount as is specified pursuant to Section 3.01) together with the accrued but unpaid Payments and Missed Payments, if any, or, in the case of Indexed Securities, the amount specified pursuant to Section 3.01, of all of the Debt Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount), such accrued but unpaid Payments and such Missed Payments shall become immediately due and payable (hereinafter referred to as an "Acceleration").

                  At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Debt Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                  (A) the principal of (and premium, if any, on) any Debt Securities of such series which have become due and payable otherwise than by such declaration of acceleration and any Payments or Missed Payments, if any, thereon at the rate or rates prescribed therefor in such Debt Securities; and

                  (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

                  (2) all Events of Default with respect to the Debt Securities of such series have been remedied.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 5.03. Defaults; Collection of Indebtedness and Suits for Enforcement by Trustee. Unless otherwise provided and contemplated pursuant to Section 3.01 with respect to the Debt Securities of any series, "Default", wherever used herein, means any one of the following events (whatever the reason for such Default and whether it shall be voluntary or involuntary or be effected by operation of law pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) the Company fails to pay any Missed Payments on or prior to any date on which a dividend is paid on any class of the Company's share capital and such failure continues for 30 Business Days; or

                  (2) the Company fails to pay all or any part of the principal of (or premium, if any, on) or any accrued but unpaid Payments and any Missed Payments on any Redemption for such Debt Securities and such failure continues for seven Business Days.

                  For the purposes of the definition of Default, a payment shall not be deemed to be due on any date on which any Solvency Condition is not satisfied. However, in the event that the Company fails to make the payments specified in (1) and (2) above, and at such time any Solvency Condition is not satisfied, the Trustee may, to enforce the obligations of the Company, institute proceedings in England (but not elsewhere) for the winding up of the Company, provided that the Trustee may not, upon the occurrence of a Default, unless an Event of Default has occurred and is continuing, cause an Acceleration under
Section 5.02 of any of the Outstanding Debt Securities.

                  Notwithstanding the foregoing, failure to make any payment in respect of the Debt Securities shall not be a Default in respect of such Debt Securities if such payment is withheld or refused, (i) in order to comply with any fiscal or other law or regulation or with the order of any court of competent jurisdiction, in each case applicable to such payment or (ii) in case of doubt as to the validity or applicability of any such law, regulation or order, in accordance with advice given with respect to validity or applicability of such law, regulation or order at any time during said period of 30 Business Days (in the case of payments under Clause (1) above) or seven Business Days (in the case of payments under Clause (2) above) by independent legal advisers acceptable to the Trustee, provided, however, that the Trustee may by notice to the Company require the Company to take such action (including but not limited to proceedings for a declaration by a court of competent jurisdiction) as the Trustee may be advised in an opinion of counsel, upon which opinion the Trustee may conclusively rely, is appropriate and reasonable in the circumstances to resolve such doubt, in which case the Company shall forthwith take and expeditiously proceed with such action and shall be bound by any final resolution of the doubt resulting therefrom. If any such resolution determines that the relevant payment can be made without violating any applicable law, regulation or order then the provisions of the preceding sentence shall cease to have effect and such payment shall become due and payable on the expiration of 30 Business Days (in the case of payments under Clause (1) above) or seven Business Days (in the case of payments under Clause (2) above) after the Trustee gives written notice to the Company informing it of such resolution.

                  SECTION 5.04. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company or any other obligor upon the Debt Securities of a particular series or any related Coupons or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether any principal in respect of such Debt Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, Payments or Missed Payments, if any) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of any principal (and premium, if any), Payments and Missed Payments, if any, owing and unpaid with respect to the Debt Securities of such series and any appurtenant Coupons and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities or Coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  The provisions of this Section 5.04 are subject to the provisions of Article Twelve.

                  SECTION 5.05. Trustee May Enforce Claims Without Possession of Debt Securities or Coupons. All rights of action and claims under this Indenture or the Debt Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Debt Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Debt Securities and Coupons in respect of which such judgment has been recovered.

                  SECTION 5.06 Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall, subject to the provisions of Article Twelve, be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of any principal, premium, Payments or Missed Payments, if any, upon presentation of the Debt Securities or any Coupons, or both, as the case may be, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due to the Trustee under
         Section 6.07;

                  SECOND: To the payment of the amounts then due and unpaid for any principal of (and premium, if any, on) Payments or Missed Payments, if any, on the series of Debt Securities and any appurtenant Coupons, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such series of Debt Securities and any appurtenant Coupons for any principal (and premium, if any), Payments or Missed Payments, respectively; and

                  THIRD: The balance, if any, to the Company or other Person or Persons entitled thereto.

                  SECTION 5.07. Limitation on Suits. No Holder of any Debt Security of any series and any appurtenant Coupons shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default or Default with respect to the Debt Securities of such series;

                  (2) the Holders of not less than a majority in aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) of the Outstanding Debt Securities of such series have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been received by the Trustee during such 60-day period from the Holders of a majority in aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) of the Outstanding Debt Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

                  SECTION 5.08. Unconditional Right of Holders to Receive Any Principal, Premium and Payments. Notwithstanding any other provision in this Indenture, the Holder of any Debt Security or Coupon shall have the absolute and unconditional right to receive payment of any principal of (and premium, if any, on) or (subject to Section 3.07) Payments or Missed Payments, if any, on such Debt Security or Coupon when due and payable in accordance with the provisions of the Indenture and as expressed in such Debt Security or Coupon (or, in the case of redemption or exchange, on the Redemption Date or the Event Date, as the case may be) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

                  SECTION 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided in Section 6.01, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Debt Security or Coupon to exercise any right or remedy accruing upon any Event of Default or Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 5.12. Control by Holders of Debt Securities. The Holders of a majority in aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Debt Securities of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of Debt Securities of such series not joining in any such direction; and

                  (3) the Trustee may take any other action deemed proper by the Trustee, which is not inconsistent with such direction.

                  SECTION 5.13. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) of the Outstanding Debt Securities of any series may, on behalf of the Holders of all the Debt Securities of any such series and any related Coupons, waive any past event of default or any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of any principal of (or premium, if any, on) or Payments (or Missed Payments, if any) on any Debt Security of such series, or

                  (2) in respect of a covenant or provision hereof that under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security affected thereby.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default or Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Debt Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount (or, in the case of any Principal Indexed Security, face amount) of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of any principal of (or premium, if any, on) or Payments or Missed Payments, if any, on any Debt Security or the payment of any Coupon on or after the dates upon which such Payments or Missed Payments become due and payable pursuant to the terms hereof or the terms expressed in such Debt Security or Coupon(or, in the case of redemption or Exchange or Conversion, on or after the Redemption Date or the Event Date, as the case may be).

                                   ARTICLE VI

                                   THE TRUSTEE

                  SECTION 6.01. Certain Duties and Responsibilities.

                  (a) With respect to Debt Securities of any series, except during the continuance of an Event of Default or Default with respect to the Debt Securities of such series,

                  (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

                  (b) In case an Event of Default or Default with respect to Debt Securities of any series or any appurtenant Coupons has occurred and is continuing, the Trustee shall, with respect to the Debt Securities of such series or any appurtenant Coupons, as the case may be, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it with respect to Debt Securities of any series in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (e) Notwithstanding any other provision of this Indenture, under no circumstances shall the Trustee be deemed to have fiduciary obligations with respect to any Person including, without limitation, Ordinary Creditors, other than Holders of Debt Securities, as and to the extent provided in this Indenture.

                  (f) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 6.02. Notice of Defaults. Within 90 days after the occurrence of any Event of Default or Default hereunder with respect to Debt Securities of any series the Trustee shall give to Holders of Debt Securities of such series in the manner set forth in Section 1.06 notice of each such Event of Default or Default hereunder known to the Trustee, unless in the case of notice regarding an Event of Default or Default such Event of Default or Default shall have been cured or waived; provided, that the Trustee shall be protected in withholding notice of a Default or an Event of Default if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee reasonably determines that the withholding of such notice is in the interest of the Holders of Debt Securities of such series.

                  SECTION 6.03. Certain Rights of Trustee. Except as otherwise provided in Section 6.01:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon, whether in original or facsimile form, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, Coupon or other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Debt Securities of such series or any related Coupons pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, Coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Debt Securities and this Indenture;

                  (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

                  (j) the Trustee may request that the Company deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

                  SECTION 6.04. Not Responsible for Recitals or Issuance of Debt Securities. The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, and in any Coupons shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities of any series or of any Coupons. The Trustee shall not be accountable for the use or application by the Company or any Paying Agent of any Debt Securities or the proceeds thereof.

                  SECTION 6.05. May Hold Debt Securities or Coupons. The Trustee, any Paying Agent, the Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debt Securities and Coupons, and, subject to Section 6.08 and Section 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

                  SECTION 6.06. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law, except that the Trustee shall segregate moneys, funds and accounts held by the Trustee in one currency or currency unit from any moneys, funds or accounts in any other currencies or currency units. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

                  SECTION 6.07. Compensation and Reimbursement. The Company agrees:

                  (1) to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

                  (3) to indemnify each of the Trustee and any predecessor Trustee and their agents for, and to hold it harmless against, any loss, liability, claim, damage or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Debt Securities and any Coupons upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of any principal (and premium, if any), Payments or Missed Payments in respect of any Debt Securities or Coupons.

                  The accrued obligations of the Company under this Section 6.07 to compensate and indemnify the Trustee for expenses, losses, liabilities, disbursements and advances shall survive the termination, satisfaction and discharge of the Indenture, including any termination under any applicable bankruptcy or similar law or the removal or resignation of the Trustee.

                  SECTION 6.08. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

                  SECTION 6.09. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder that shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State, District of Columbia or foreign supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 6.10. Resignation and Removal; Appointment of Successor. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

                  The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

                  The Trustee may be removed at any time with respect to the Debt Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and the Company.

                  If at any time:

                  (1) the Trustee shall fail to comply with Section 6.08 with respect to the Debt Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

                  (4) the Trustee shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Debt Securities or (ii) subject to Section 5.14, any such Holder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee for the Debt Securities of such series and the appointment of a successor Trustee.

                  If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series, and, to that extent, supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders and shall have accepted appointment in the manner hereinafter provided, the Trustee or any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, subject to Section 5.14, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

                  The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Registered Securities, if any, of such series as their names and addresses appear in the Register and, if Debt Securities of such series are issuable as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its Corporate Trust Office.

                  SECTION 6.11. Acceptance of Appointment by Successor. In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee upon payment of its charges and each successor Trustee with respect to the Debt Securities of the relevant series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer to and vest in each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

                  Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in this Section.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Debt Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of such predecessor Trustee, with the full force and effect that this Indenture provides for the certificate of authentication of the Trustee.

                  SECTION 6.13. Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debt Securities of a series), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                  SECTION 6.14. Appointment of Authenticating Agent. Upon a Company Request, the Trustee may appoint an authenticating agent with respect to the Debt Securities of one or more series (the "Authenticating Agent"), for such period as the Company shall elect, which will be authorized to act as the Trustee's agent on the Trustee's behalf to authenticate and deliver the Debt Securities of such series. Debt Securities of such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Debt Securities of any series by the Trustee or to the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by the Authenticating Agent for such series or the certificate of authentication executed on behalf of such Trustee by such Authenticating Agent, as the case may be. Such Authenticating Agent shall at all times meet the eligibility requirements for the Trustee set forth in Section 6.09.

                  Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Debt Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Company, the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign with respect to the Debt Securities of one or more series by giving written notice of resignation to the Trustee and the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of such termination to such Authenticating Agent and the Company.

                  Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section with respect to the Debt Securities of one or more series, the Trustee shall upon Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Debt Securities of such series in the manner and to the extent provided in Section 1.06. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services.

                                  ARTICLE VII

                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  SECTION 7.01. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee with respect to the Debt Securities of each series for which the Trustee acts as
Trustee:

                  (a) at least semi-annually, not more than 15 days after each Record Date in respect of the Debt Securities of such series (or on 30 June and 31 December of each year with respect to the Debt Securities of any series for which there are no Record Dates or for which there are different Record Dates for Debt Securities of such series issued on different dates), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities as of such Record Date or June 15 or December 16, as the case may be, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Registrar, no such list need be furnished.

                  SECTION 7.02. Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Registered Securities contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished. The Trustee shall preserve for at least two years from the date of receipt of the names and addresses of Holders of any Debt Securities filed with the Trustee, to the extent so filed.

                  (b) If three or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debt Securities of a particular series (in which case the applicants must hold Debt Securities of such series) or with all Holders of Debt Securities with respect to their rights under this Indenture or under the Debt Securities and such application is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

                  (ii) inform such applicants as to the approximate number of Holders of Debt Securities of such series or of all Debt Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Debt Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

                  SECTION 7.03. Reports by Trustee.

                  (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto; provided, however that any reports required by Section 313(a) of the Trust Indenture Act shall be transmitted by mail to Holders within 60 days after 15 May of each year commencing with the year following the first issuance of Debt Securities.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debt Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any series of Debt Securities is listed on any stock exchange.

                  SECTION 7.04. Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, shall be filed with the Trustee within 15 days after the same is so filed with the Commission. The Trustee shall make all such reports available for inspection by Holders at its Corporate Trust Office.

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  SECTION 8.01. Company May Consolidate, etc., Only on Certain Terms. The Company may, without the consent of Holders of any Debt Securities of any series outstanding under this Indenture, consolidate or amalgamate with or merge into any other corporation or convey or sell or transfer or lease its properties and assets substantially as an entirety to any Person, provided that:

                  (1) the corporation formed by such consolidation or amalgamation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company, substantially as an entirety (i) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee the due and punctual payment of any principal, premium, Payments and Missed Payments, if any, (including all Additional Amounts, if any, payable pursuant to Section 10.04) in respect of all the Debt Securities and any related Coupons and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and (ii) the definition of "Taxing Jurisdiction" shall be amended, if applicable, to replace the United Kingdom with the jurisdiction in which such successor Person is resident for tax purposes;

                  (2) immediately after giving effect to such transaction and treating any indebtedness that becomes an obligation of the Company, as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default or Default, and no event that, after notice or lapse of time, or both, would become an Event of Default or a Default, shall have occurred and be continuing; and

                  (3) the Company and the successor Person, have delivered to the Trustee an Officer's Certificate and, if so requested by the Trustee, an Opinion of Counsel stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 8.02. Successor Person Substituted. Upon any consolidation or amalgamation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 8.01, the successor corporation formed by such consolidation or amalgamation or into which the Company is merged or the successor Person to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation or successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debt Securities and any Coupons.

                  SECTION 8.03. Assumption of Obligations. With respect to the Debt Securities of any series, a holding company of the Company or any subsidiary of the Company (a "successor entity") may assume the obligations of the Company (or any corporation which shall have previously assumed the obligations of the Company) for the due and punctual payment of the principal of (and premium, if any, on), Payments and Missed Payments, if any, on and any additional amount required to be paid in accordance with the provisions of the Indenture or the Debt Securities in respect of the Debt Securities and the performance of each covenant of the Indenture and the Debt Securities on the part of the Company to be performed or observed provided, that

                  (1) the successor entity shall expressly assume such obligations by an amendment to the Indenture, executed by the Company and such successor entity, if applicable, and delivered to the Trustee, in form satisfactory to the Trustee, and the Company shall, by amendment to the Indenture, unconditionally guarantee all of the obligations of such successor entity under the Debt Securities of such series and the Indenture as so modified by such amendment (provided, however, that, for the purposes of the Company's obligation to pay to Holders all Additional Amounts, if any, payable pursuant to Section 10.04 in respect of the Debt Securities and any related Coupons, references to such successor entity's country of organization will be added to references to the United Kingdom);

                  (2) such successor entity shall confirm in such amendment to the Indenture that such successor entity will pay to the Holders all Additional Amounts, if any, payable pursuant to
                  Section 10.04 in respect of all the Debt Securities and any related Coupons (provided, however, that for these purposes such successor entity's country of organization will be substituted for the references to the United Kingdom); and

                  (3) immediately after giving effect to such assumption of obligations, no Event of Default or Default and no event which, after notice or lapse of time or both, would become an Event of Default or Default, shall have occurred and be continuing.

                  Upon any such assumption, the successor entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with respect to any such Debt Securities with the same effect as if such successor entity had been named as the Company in this Indenture, and the Company or any legal and valid successor corporation which shall theretofore have become such in the manner prescribed herein, shall be released from all liability as obligor upon any such Debt Securities except as provided in Clause (1) above.

                  Notwithstanding the foregoing, the determination of whether any Solvency Condition has been satisfied in accordance with Section 12.01 shall, notwithstanding such assumption, continue to be made with reference to the Company, unless otherwise required by applicable law or regulation.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

                  SECTION 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders of Debt Securities or Coupons, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by such successor Person of the covenants of the Company herein and in the Debt Securities contained;

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Debt Securities or Coupons (and, if such covenants are to be for the benefit of less than all series of Debt Securities or Coupons, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

                  (3) to change or eliminate any restrictions on the payment of any principal of (or premium, if any, on) or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities or to permit or facilitate the issuance of Debt Securities in uncertificated or book-entry form; provided that no such action shall adversely affect the interests of the Holders of Debt Securities of any series or any related Coupons in any material respect; or

                  (4) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall be effective only with respect to any series of Debt Securities created subsequent to the execution of such supplemental indenture; or

                  (5) to establish the form or terms of Debt Securities of any series and any related Coupons as permitted by Section 2.01 and Section 3.01;

                  (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Debt Securities of one or more series and to add to, change or eliminate any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

                  (7) to secure the Debt Securities;

                  (8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provision with respect to matters or questions arising under this Indenture that shall not be inconsistent with any provision of this Indenture; provided that such action shall not adversely affect the interests of the Holders of Debt Securities of any series or any related Coupons in any material respect; or

                  (9) to add, to change or to eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendment to the Trust Indenture Act.

                  SECTION 9.02. Supplemental Indentures With Consent of Holders. With the consent of the Holders of not less than a majority in aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) of the Outstanding Debt Securities affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights under this Indenture of the Holders of such Debt Securities and any related Coupons; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security or Coupon affected thereby,

                  (1) change the terms of any Debt Security to include a stated maturity date of the principal or change the Payment Dates or dates for payment of Additional Amounts payable in respect of any Debt Security, or reduce the principal amount (or, in the case of any Principal Indexed Security, face amount) thereof or reduce the Payments or any Missed Payments payable on any Debt Security, or the rate of interest on any of the foregoing, thereon or any premium payable upon redemption thereof, or additional amounts payable thereon, or change the manner in which the amount of any payment of any principal, premium, Payment or Missed Payment, if any, in respect of any Indexed Security is determined, or change any obligation of the Company to pay any Additional Amount pursuant to Section
                  10.04 (except as contemplated by Section 8.01(1) and permitted by Section 9.01(1), or change any Place of Payment, or change the coin or currency in which any principal (and premium, if any,) or any Payment or Missed Payment, if any, or the rate of interest on any of the foregoing, or impair the right to institute suit for the enforcement of any such payment when due and payable on or with respect to any Debt Security;

                  (2) reduce the percentage of the aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) of the Outstanding Debt Securities affected thereby, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

                  (3) modify any of the provisions of this Section 9.02, Section
                  5.13 or Section 10.06, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder of a Debt Security with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.06;

                  (4) change the terms and conditions of the Dollar Preference Shares or Conversion Securities into which such Debt Securities may be converted;

                  (5) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in
                  Section 10.02; or

                  (6) change in any manner adverse to the interests of the Holders of Debt Securities of any series, the subordination provisions of the Debt Securities of such series or the terms and conditions of the obligations of the Company in respect of the due and punctual payment of the principal, premium, if any, Payments, any Missed Payments or the rate of interest on any of the foregoing on the Debt Securities of such series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Debt Securities, or that modifies the rights of the Holders of Debt Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities of any other series.

                  SECTION 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel from the Company stating that the execution and delivery of such supplemental indenture has been duly authorized by all necessary corporate action, such supplemental indenture has been duly executed and delivered and, assuming that the Trustee has satisfied those legal requirements that are applicable to it to the extent necessary to make such supplemental indenture enforceable against it, is a legal, valid, binding and enforceable agreement of the Company subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder theretofore or thereafter authenticated and delivered hereunder and of any Coupons appertaining thereto shall be bound thereby.

                  SECTION 9.05. Conformity with Trust Indenture Act and Financial Services Authority Requirements. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act. The Company's rights and obligations under this Article Nine shall be subject to the consent of the Financial Services Authority, if required.

                  SECTION 9.06. Reference in Debt Securities to Supplemental Indentures. Debt Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in a form satisfactory to the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities of any series and any appurtenant Coupons so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee or the Authenticating Agent in exchange for Outstanding Debt Securities of such series and any appurtenant Coupons.

                                    ARTICLE X

                                    COVENANTS

                  SECTION 10.01 Payment of Any Principal, Premium, Payments and Missed Payments. The Company covenants and agrees for the benefit of each series of Debt Securities and any appurtenant Coupons that it will duly and punctually pay any principal of (and premium, if any, on) and Payments and Missed Payments, if any, on such Debt Securities and any appurtenant Coupons in accordance with the terms of such Debt Securities, any appurtenant Coupons and this Indenture. Any Payments and Missed Payments, if any, due in respect of Bearer Securities on or before Maturity, other than in respect of Bearer Securities of a series in global form and other than Additional Amounts, if any, payable as provided in
Section 10.04 in respect of any principal of (and premium, if any, on) and interest on such a Security, shall be payable only upon presentation and surrender of the relevant Coupons for such payment installments as are evidenced thereby.

                  No payment of any principal, premium or Payments or Missed Payments, if any, in respect of Bearer Securities (other than a Permanent Global Security) shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that payment of any principal of (and premium, if any, on) or Payments or Missed Payments, if any, (including Additional Amounts payable in respect thereof) on any such Bearer Security may be made in Dollars at the specified office of the Paying Agent, if (but only if) payment of the full amount of such principal, premium, Payments or Missed Payments, if any, or Additional Amounts at all offices outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

                  SECTION 10.02. Maintenance of Office or Agency. The Company will maintain in the Borough of Manhattan, The City of New York and in each Place of Payment for any series of Debt Securities an office or agency where Debt Securities of such series (but, except as otherwise provided below, unless such Place of Payment is located outside the United States, not Bearer Securities other than Permanent Global Debt Securities) may be presented or surrendered for payment (and in any event, at least one such office or agency outside the United Kingdom), where Debt Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Debt Securities of such series and this Indenture may be served. If Debt Securities of a series are issuable as Bearer Securities, the Company will maintain, subject to any laws or regulations applicable thereto, an office or agency in a Place of Payment for such series that is located outside the United States where Debt Securities of such series and the related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Debt Securities of such series pursuant to Section 10.04); provided, however, that if the Debt Securities of such series are listed on the London Stock Exchange plc or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent in London or Luxembourg or any other required city located outside the United States, as the case may be, so long as the Debt Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee except that Bearer Securities of that series and the related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 10.04) at the place specified for the purpose pursuant to Section 3.01, and the Company hereby appoints HSBC Bank USA as Paying Agent and its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in or outside of such Place of Payment) where the Debt Securities of one or more series and any appurtenant Coupons (subject to Section 10.01)may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for any series of Debt Securities for such purposes. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency. The Company will at all times maintain at least one Paying Agent that is located outside the United Kingdom for each series of Debt Securities.

                The Company undertakes that if the conclusions of the ECOFIN Council meeting of 26-27 November 2000 are implemented, to ensure that it maintains a paying agent in a Member State of the European Union that will not be obliged to withhold or deduct tax pursuant to the European Union Directive on the taxation of savings proposed at the ECOFIN Council meeting of 26-27 November 2000 if there is at least one Member State which does not require a paying agent to withhold or deduct tax pursuant to such Directive.

                  SECTION 10.03. Money for Debt Securities Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities, it will, on or before each due date of any principal of (and premium, if any, on) or Payments or Missed Payments, if any, on any Debt Securities of such series and any appurtenant Coupons, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay any principal, premium, Payments or Missed Payments, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents with respect to any series of Debt Securities, the Company will, on or prior to each due date of any principal of (and premium, if any, on), Payment or Missed Payment, if any, on any Debt Securities of such series and any appurtenant Coupons, deposit with a Paying Agent a sum sufficient to pay any principal, premium, Payment or Missed Payment, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to any such principal, premium, Payment or Missed Payment, if any, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent with respect to any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of any principal (and premium, if any), Payment or Missed Payment, if any, in respect of Debt Securities of such series and any appurtenant Coupons in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debt Securities of such series or any appurtenant Coupons) in the making of any payment of any principal of (and premium, if any, on), Payment or Missed Payment, if any, on the Debt Securities of such series or any appurtenant Coupons; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of any principal of (and premium, if any, on), Payment or Missed Payment, if any, on any Debt Security of any series or any appurtenant Coupons and remaining unclaimed for two years after any such principal, premium, Payment or Missed Payment, if any, has become due and payable shall be paid to the Company, as the case may be, on Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debt Security or any appurtenant Coupons shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper of general circulation in the Borough of Manhattan, The City of New York, and each Place of Payment, or mailed to each such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. Debt Securities of any series or any appurtenant Coupons will be void if not presented for payment of principal and premium, if any, within 10 years of such principal and premium, if any, becoming due and payable or presented for payment of Payments and Missed Payments, if any, within five years of such payment becoming due and payable.

                  SECTION 10.04. Payment of Additional Amounts. Unless otherwise specified as contemplated by Section 3.01, with respect to Debt Securities, Payments and Missed Payments, if any, on any such Debt Securities will be paid by the Company, without deduction or withholding for, or on account of, any and all present and future income, stamp and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by or on behalf of the United Kingdom or any political subdivision or any taxing authority thereof or therein having the power to tax (the "Taxing Jurisdiction"), unless such deduction or withholding is required by law. If deduction or withholding of any such taxes, levies, imposts, duties, charges, fees, deductions or withholdings shall at any time be required by the Taxing Jurisdiction, the Company will pay such additional amounts of, or in respect of, the principal amount of, (and premium, if any, on), Payments and Missed Payments, if any, on such Debt Securities ("Additional Amounts") as may be necessary in order that the net amounts paid to the Holders of such Debt Securites, after such deduction or withholding, shall equal the respective amounts of principal, premium, Payments and Missed Payments, if any, which would have been payable in respect of such Debt Securities had no such deduction or withholding been required, provided that the foregoing will not apply to any such tax, levy, impost, duty, charge, fee, deduction or withholding which would not have been payable or due but for the fact that (i) the Holder of the Debt Security or the owner of a beneficial interest therein is a domiciliary, national or resident of, or engaging in business or maintaining a permanent establishment or physically present in, the Taxing Jurisdiction or otherwise has some connection or former connection with the Taxing Jurisdiction other than the holding or ownership of a Debt Security, or the collection of any payment of (or in respect of) principal (premium, if any, on), Payments and Missed Payments, if any, or of or the enforcement of, any Debt Security, (ii) the relevant Debt Security or Coupon or other means of payment of Payments or Missed Payments, if any, in respect of Debt Securities is presented for payment in the United Kingdom, (iii) the relevant Debt Security or other means of payment of Payments or Missed Payments, if any, in respect of Debt Securities is presented for payment more than 30 days after the date payment became due or was provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amount on presenting the same for payment at the close of such 30 day period, (iv) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed on a Payment or Missed Payment, if any, to an individual and is required to be made pursuant to any European Union directive on the taxation of savings income relating to the proposal for a directive on the taxation of savings income published by the ECOFIN Council on 13 December 2001 or otherewise implementing the conclusions of the ECOFIN Council meeting of 26-27 November, 2000, or any law implementing or complying with, or introduced in order to conform to, such a directive; (v) presentation for payment of the relevant Debt Securities was made to a paying agent who was required to make (or pass through) such deduction or withholding and presentation for payment could have been made to a paying agent who was not required to make (or pass through) such deduction or withholding; (vi) there was a failure to comply by the Holder or the beneficial owner of the Debt Securities or the beneficial owner of any payment on such Debt Securities with a request of the Company addressed to the Holder or the beneficial owner, including a request of the Company related to a claim for relief under any applicable double tax treaty (x) to provide information concerning the nationality, residence, identity or connection with a Taxing Jurisdiction of the Holder or the beneficial owner or (y) to make any declaration or other similar claim to satisfy any information or reporting requirement, if the information or declaration is required or imposed by a statute, treaty, regulation, ruling or administrative practice of the Taxing Jurisdiction as a precondition to exemption from withholding or deduction of all or part of the tax, duty, assessment or other governmental charge; (vii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any estate, inheritance, gift, sale, transfer, personal property, wealth or similar tax, duty, assessment or other governmental charge; or (vii) such tax, levy, impost, duty, charge, fee, deduction or withholding is imposed in respect of any combination of the above items.

                  Whenever in this Indenture there is mentioned, in any context, the payment of any principal of (and premium, if any, on), Payments or Missed Payments, if any, on any Debt Security of any series or the payment of any related Coupon or the net proceeds received on the sale or exchange of any Debt Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section, and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

                  SECTION 10.05. Officer's Certificate as to Compliance with Indenture and Default. The Company will deliver to the Trustee, on or before a date not more than six months after the end of each fiscal year of the Company (which on the date hereof is 31 December) ending after the date hereof, a certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under the Indenture, whether an Event of Default or Default has occurred, and, if an Event of Default or Default has occurred, specifying all such defaults and the nature thereof of which they may have knowledge. For purposes of this paragraph such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

                  The Company will deliver written notice to the Trustee promptly after any officer of the Company has knowledge of the occurrence of any event that with the giving of notice or the lapse of time or both would become an Event of Default or Default.

                  SECTION 10.06. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 10.02 and Section 10.04 with respect to the Debt Securities of any series if, before the time for such compliance, the Holders of at least a majority in aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) of the Debt Securities of such series at the time Outstanding shall, by Act of such Holders and on behalf of all Holders of Debt Securities of that Series, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                   ARTICLE XI

                          REDEMPTION OF DEBT SECURITIES

                  SECTION 11.01. Applicability of Article. Debt Securities of any series shall be redeemable in accordance with their terms and, except as otherwise specified as contemplated by Section 3.01 with respect to the Debt Securities of such series, in accordance with this Article. The Company's rights and obligations under this Article Eleven shall be subject to the consent of the Financial Services Authority, if required.

                  SECTION 11.02 Election to Redeem; Notice to Trustee. Unless otherwise provided under Section 3.01 with respect to any series of Debt Securities, the election of the Company to redeem any Debt Securities shall be evidenced by or pursuant to a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any series, the Company shall, not less than 45, or more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the aggregate principal amount (or, in the case of Principal Indexed Securities, face amount) of the Debt Securities of such series to be redeemed. If the Debt Securities of such series may be originally issued from time to time with varying terms, the Company shall also notify the Trustee of the particular terms or designation of the Debt Securities of such series to be redeemed. In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

                  SECTION 11.03 Selection by Trustee of Debt Securities to be Redeemed. Except as otherwise specified as contemplated by Section 3.01 for Debt Securities of any series, if less than all the Debt Securities of any series are to be redeemed, the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from among the Outstanding Debt Securities of such series (or, in the case of Debt Securities of a series that may be originally issued from time to time with varying terms, from among the Outstanding Debt Securities of such series having the same original issue date and terms) not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for such Debt Securities or any integral multiple thereof that is also an authorized denomination) of the principal amount (or, in the case of Principal Indexed Securities, face amount) of Registered or Bearer Securities (if issued in more than one authorized denomination) of such series of a denomination larger than the minimum authorized denomination for such Debt Securities.

                  The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount (or, in the case of Principal Indexed Securities, face amount) thereof to be redeemed.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount (or, in the case of Principal Indexed Securities, face amount) of such Debt Security that has been or is to be redeemed.

                  SECTION 11.04. Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 1.06 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Debt Securities to be redeemed.

                  All notices of redemption shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price, or the manner in which the Redemption Price is to be determined;

                  (3) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification and the principal amount (or, in the case of Principal Indexed Securities, face amount)) of the particular Debt Securities to be redeemed;

                  (4) that on the Redemption Date the Redemption Price will, subject to any Solvency Condition, become due and payable in respect of each such Debt Security to be redeemed, and that any Payments thereon shall cease to accrue on and after said date;

                  (5) the Place or Places of Payment where such Debt Securities, together in the case of Bearer Securities with all Coupons, if any, appertaining thereto maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price; and

                  (6) the CUSIP number or numbers, the Common Code, or the ISIN, if any, with respect to such Debt Securities.

                  A notice of redemption published as contemplated by Section
11.04 need not identify particular Registered Securities to be redeemed.

                  Notice of redemption of Debt Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  SECTION 11.05 Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be a Payment Date or Missed Payment Date) any Missed Payments and the Coupons for any such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below shall be void for the period following the Redemption Date; provided, however, Debt Securities whose Payment Date is on or prior to the Redemption Date shall be payable to the Holders of such Debt Securities, or one or more Predecessor Debt Securities, registered as such on the relevant Record Dates according to their terms and the provisions of Section 3.05. The obligation of the Company to redeem Debt Securities of a series on a Redemption Date shall be subject to any Solvency Condition but unpaid Payments on, all the Debt Securities or portions thereof that are to be redeemed on that date.

                  SECTION 11.06 Debt Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and Missed Payments, if any) no further Payments or Missed Payments shall be payable and the Coupons for any such Payments and Missed Payments appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price, together with any accrued but unpaid Payments and Missed Payments, if any, existing at the Redemption Date; provided, however, that installments of any Payments and Missed Payments on Bearer Securities whose Payment Date is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an office or agency located outside the United States, except as otherwise provided in Section 10.02); and provided further that installments of any Payment or Missed Payment on Registered Securities whose Payment Date or Missed Payment Date, as the case may be, is on or prior to the Redemption Date shall be payable to the Holders of such Debt Securities, or one or more Predecessor Debt Securities, registered as such on the relevant Record Dates according to their terms and the provisions of Section
3.05. The obligation of the Company to redeem Debt Securities of a series on a Redemption Date shall be subject to any Solvency Condition.

                  If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Bearer Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company, the Trustee and the Paying Agent if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside of the United States, except as otherwise provided in Section 10.02.

                  If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, any principal (and premium, if any) in respect thereof shall, until paid, continue to accrue Payments from and after the Redemption Date at the rate prescribed therefor in such Debt Security.

                  SECTION 11.07. Debt Securities Redeemed in Part. Any Registered Security that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company, the Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee, duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee or Authenticating Agent shall authenticate and deliver to the Holder of the Registered Security, without service charge, a new Registered Security or Registered Securities of the same series, of like tenor and in an aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) equal to and in exchange for the unredeemed portion of the principal of the Registered Security so surrendered in such authorized denomination or denominations as are requested by such Holder; and any Bearer Security that is to be redeemed only in part shall be surrendered at an office or agency of the Company located outside the United States, except as otherwise provided in Section 10.02, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Bearer Security outside the United States, without service charge, a new Bearer Security or Bearer Securities of the same series (or a new Registered Security or Registered Securities of the same series if the Debt Securities of such series are also issuable as Registered Securities), of like tenor and in an aggregate principal amount (or, in the case of any Principal Indexed Security, face amount) equal to and in exchange for the unredeemed portion of the principal of the Bearer Security so surrendered in such authorized denomination or denominations as are requested by such Holder; except if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security of like tenor in a denomination equal to and in exchange for the unredeemed portion of the principal amount (or, in the case of any Principal Indexed Security, face amount) of the Global Security so surrendered.

                  SECTION 11.08. Optional Redemption in the Event of Change in Tax Treatment. In addition to any redemption provisions that may be specified pursuant to Section 3.01 for the Debt Securities of any series and subject to satisfaction of any Solvency Condition, the Debt Securities (i) are redeemable, as a whole but not in part, at the option of the Company, on not less than 30 nor more than 60 days' notice, at any time at a redemption price equal to 100% of the principal amount, together with accrued but unpaid Payments and Missed Payments, if any, in respect of such Debt Securities to the date fixed for redemption, (or, in the case of Principal Indexed Securities, the amount specified pursuant to Section 3.01), and any Debt Securities convertible into Dollar Preference Shares or Conversion Securities of the Company may, at the option of the Company, be converted as a whole, if at any time, the Company shall determine that (a) in making payment under such Debt Securities in respect of principal (or premium, if any), Payment or Missed Payment, it has or will or would become obligated to pay Additional Amounts, provided such obligation to pay Additional Amounts results from a change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws (including a decision of any court or tribunal), or any change in, or in the official application or interpretation of, or execution of, or amendment to, any treaty or treaties affecting taxation to which the United Kingdom is a party, which change, amendment or execution becomes effective on or after the date of original issuance of the Debt Securities of such series or (b) the payment of any Payments and Missed Payments in respect of such Debt Securities has become or will or would be treated as a "distribution" within the meaning of Section 209 of the Income and Corporation Taxes Act 1988 of the United Kingdom (or any statutory modification or re-enactment thereof for the time being), as a result of any change in or amendment to the laws of the Taxing Jurisdiction, or any change in the official application or interpretation of such laws including a decision of any court, which change or amendment becomes effective on or after the date of original issuance of the Debt Securities of such series; provided, however, that in the case of (a) above, no notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obliged to pay Additional Amounts were a payment in respect of such Debt Securities then due.

                                  ARTICLE XII

                        SUBORDINATION OF DEBT SECURITIES

                  SECTION 12.01. Debt Securities Subordinate to Certain
Creditors.

                  (a) The claims against the Company of the Holders of Debt Securities of each series rank pari passu with the Undated Subordinated Debt Other pari passu Claims. The Company covenants and agrees, and each Holder of Debt Securities of each series, by his acceptance thereof, likewise covenants and agrees, that (i) the Debt Securities of such series shall constitute unsecured obligations of the Company without any preference among themselves, and (ii) in the event of the winding up of the Company, to the extent and in the manner hereinafter set forth in this Article Twelve, the indebtedness represented by any of the Debt Securities of such series and the payment of the principal of (and premium, if any, on), Payments and Missed Payments, if any, on each and all of the Debt Securities of such series is hereby expressly made subordinate and subject in right of payment to the prior payment in full of all claims of the Ordinary Creditors. Notwithstanding any other provision of this Indenture or the Debt Securities, except with the consent of the Financial Services Authority, (i) no early repayment may be made in respect of the Debt Securities and (ii) neither the Company nor any of its subsidiaries may purchase any of the Debt Securities.

                  To the fullest extent permitted by law, the Holders of Debt Securities and the Trustee, in respect of any claims of such Holders to payment of any principal, premium, Payments or Missed Payments, if any, in respect of any Debt Securities, by their acceptance of the Debt Securities thereof will be deemed to have waived any right of set-off or counterclaim that such Holders or, as the case may be, the Trustee in such respect, might otherwise have (whether in the liquidation of the Company or at any other time). The Holders of Debt Securities, by their acceptance of the Debt Securities, covenant and agree that if, on the winding up of the Company, they receive any sums by way of set-off, they will hold such sums on trust for the Ordinary Creditors and will, without undue delay, pay such sums to the liquidator to apply in payment of claims of Ordinary Creditors.

                  (b) Where it is specified pursuant to Section 3.01 that payment of principal, premium (if any), Payments or Missed Payments, if any, on Debt Securities of a particular series is to be subject to a condition of solvency then the obligation of the Company to make any payment of principal, premium (if any), Payments or Missed Payments, if any, in respect of Debt Securities of such series and any Coupons relating thereto, whether prior or subsequent to the commencement of a winding up of the Company in England, is conditional upon the Company being able to make such payment and remain Solvent immediately thereafter (hereinafter referred to as a "Solvency Condition"). No payment in respect of any Debt Securities of a series or the Coupons relating thereto subject to a Solvency Condition which under this Section or any other Section hereof would otherwise fall due for payment while the Company is unable to satisfy the Solvency Condition will fall so due. Such payment will become due for payment only if and when and to the extent that the Company could make such payment and satisfy the Solvency Condition (whether or not it was in winding up) immediately thereafter. Prior to the commencement of the winding up of the Company in England interest will continue to accrue on any Debt Securities of such series payment of which is suspended under this clause subject to and in accordance with the provisions of these presents.

                  (c) The Company shall whenever requested by the Trustee and will in the event the Company is in winding up deliver to the Trustee an Officer's Certificate attaching a report in writing from the Auditors or, if the Company is in winding up, the liquidator of the Company upon which report the Trustee may conclusively rely as to whether or not the Company, on the basis of such information as the Company may at the request of the Auditors make available to the Auditors or, if the Company is in winding up, on the basis of the information available to the liquidator, is or would in any specified circumstances be Solvent for the purposes of Section 12.01 (b) and in the absence of proven error such report shall be treated and accepted by the Company, the Trustee and the Holders of the relevant Debt Securities and any Coupons relating thereto as correct and sufficient evidence of such fact. In the absence of any such evidence to the contrary, it shall be assumed for the purposes hereof (unless the contrary is proved) that the Company is and will after any payment hereunder be Solvent for such purposes.

                  The Trustee is under no obligation to request such a certificate or report and the Trustee will not incur any liability as a result of not so requesting such a certificate or report. No Holder of Debt Securities or of Coupons relating thereto shall be entitled to proceed against the Trustee or the Auditors in connection with the exercise or non-exercise by them of their powers, duties and discretions under this paragraph.

                  (d) In the event of a winding up in England of the Company (liquidation) there shall be payable in respect of the Debt Securities and Coupons, if any, that are not subject to a Solvency Condition (in lieu of any other payment, but subject to paragraphs (a) and (b) above), any amounts receivable by the Trustee from the liquidator in such winding up in respect of Debt Securities of a particular series or Coupons appertaining to Debt Securities of such series shall be received by the Trustee upon trust to apply the same as follows:

                  first, in payment or satisfaction of the costs, charges, expenses and liabilities incurred by the Trustee including any unpaid remuneration in or about the execution of the trusts of these presents (in each case, to the extent payable by the Company under Section 6.07);

                  secondly, subject to Section 12.05, in payment of claims of the Ordinary Creditors outstanding at the commencement of or arising by virtue of the winding up of the Company (excluding interest accruing after the date of the commencement of the winding up) to the extent that such claims shall be admitted in the winding up and shall not be satisfied out of the other resources of the Company; and

                  thirdly, in payment of any claims in respect of the Debt Securities of such series and Coupons appertaining to Debt Securities of such series, such amounts (if any) as would have been payable in respect thereof as if, on the day immediately prior to the commencement of the winding up and thereafter, the Holders of the Debt Securities and the Holders of the Coupons were the holders of a class of preference shares in the capital of the Company having a preferential right to a return of assets in such winding up over the holders of all other classes of shares in the capital of the Company for the time being issued and outstanding, on the assumption that such first mentioned preference shares were entitled (to the exclusion of any other rights or privileges) to receive as a return of capital in such winding up an amount equal to the principal amount of the Debt Securities of such series then Outstanding together with any premium and interest accrued to the date of repayment at the rate provided for in the Debt Securities of such series and any Missed Payments.

                  (e) In the event of a winding up in England of the Company (liquidation) there shall be payable in respect of the Debt Securities and Coupons, if any, that are subject to a Solvency Condition (in lieu of any other payment, but subject to paragraphs (a) and (b) above), any amounts receivable by the Trustee from the liquidator in such winding up in respect of the Debt Securities of such series and appurtenant Coupons shall be received by the Trustee upon trust to apply the same as follows:

                  first, in payment or satisfaction of the costs, charges, expenses and liabilities incurred by the Trustee including any unpaid remuneration in or about the execution of the trusts of these presents (in each case, to the extent payable by the Company under Section 6.07);

                  secondly, the Trustee shall hold all remaining amounts in trust for 30 days and (A) if on or prior to such thirtieth day the Trustee is provided with an Officer's Certificate attaching a report pursuant to Clause (c) above which states that the Company could not make or could not have made payment of such amounts and still be Solvent (disregarding, for the purposes of this paragraph (e) only, clause (a) of the definition of Solvent) in return to the Company of the whole or such part of such amounts (after any necessary deductions pursuant to paragraph (i) of this Clause) as caused the Company not to be then so Solvent as set forth in such Officer's Certificate (disregarding as aforesaid), or (B) if on or prior to such date no report pursuant to Clause (c) above is so provided the Trustee shall return the whole of such amounts to the Company (and any money so returned shall then be treated for the purposes of the Company's obligations hereunder as if it had not been paid by the Company and its original payment shall be deemed not to have discharged any of the obligations of the Company hereunder);

                  thirdly, such amounts (if any) as would have been payable in respect thereof as if, on the day immediately prior to the commencement of the winding up and thereafter, the Holders of the Debt Securities and the Holders of the Coupons were the holders of a class of preference shares in the capital of the Company having a preferential right to a return of assets in such winding up over the holders of all other classes of shares in the capital of the Company for the time being issued and outstanding, on the assumption that such first mentioned preference shares were entitled (to the exclusion of any other rights or privileges) to receive as a return of capital in such winding up an amount equal to the principal amount of the Debt Securities of such series then Outstanding together with any premium and interest accrued to the date of repayment at the rate provided for in the Debt Securities of such series and any Missed Payments; provided, however, that if the Debt Securities or the Coupons, if any, are subject to a Solvency Condition pursuant to Section 3.01, no claim in respect of the Debt Securities or the Coupons, if any, of the series shall be provable or capable of being established against the Company in such winding up unless and until and except to the extent that the Company could make payment of principal, premium, if any, Payments and Missed Payments, if any, in respect of the Debt Securities or the Coupons, if any, of the series in whole or in part and any Solvency Condition would be satisfied immediately thereafter; and

                  fourthly, in payment of the balance (if any) to the Company.

                  (f) The provisions of this Section shall apply only to payment of principal, premium, if any, Payments and Missed Payments, if any, in respect of any such Debt Securities of any series and nothing herein shall affect or prejudice the payment of the costs, charges, expenses, liabilities or remuneration of the Trustee or the rights and remedies of the Trustee in respect thereof.

                  (g) The provisions of this Section shall not be applicable to any amounts of principal, premium, if any, Payments and Missed Payments, if any, in respect of the Debt Securities of any series for the payment of which funds have been deposited in trust with the Trustee or have been set aside by the Company in trust in accordance with the provisions of this Indenture; provided, however, that at the time of such deposit or setting aside, and immediately thereafter, the foregoing provisions of this Section are complied with.

                  (h) Notwithstanding anything contained in these presents to the contrary, the foregoing provisions of this Section shall be construed and have effect so that in the event of the liquidation of the Company the obligations of the Company under the Debt Securities of a particular series and under the Subordinated Indebtedness (other than Subordinated Indebtedness in relation to which the obligations of the Company under that particular series of Debt Securities rank junior or senior) will rank pari passu and ratably inter se so far as concerns subordination to claims of depositors and other creditors of the Company (except any creditors whose claims may rank junior to claims under the Debt Securities of that particular series).

                  (i) The perpetuity period applicable to the trusts contained in this Section shall be eighty years from the date hereof.

                  (j) In a winding up in England of the Company, subject to the satisfaction in full of all claims of Ordinary Creditors admitted in such winding up, the Holders and the Trustee shall be subrogated (pro rata with the holders (or the trustees for such holders) of Undated Subordinated Debt Other pari passu Claims, on the basis of the respective amounts paid over, directly or through the liquidator of the Company, to or for the benefit of the Ordinary Creditors) to the rights of the Ordinary Creditors to receive payments or distributions of cash, property or securities of the Company applicable to claims of Ordinary Creditors until the principal, premium, Payments and Missed Payments, in respect of the Debt Securities of each series shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the Ordinary Creditors of cash, property or securities of the Company to which the Holders or the Trustee would be entitled except for the provisions of this Section, and no payment over by the Holder or the Trustee, directly or through the liquidator of the Company, to or for the benefit of the Ordinary Creditors pursuant to the provisions of this Section, shall, as between the Company, its creditors other than the Ordinary Creditors, and the Holders and the Trustee be deemed to be a payment by the Company to or on account of Ordinary Creditors.

                  (k) With respect to Debt Securities or Coupons, if any, to which a Solvency Condition applies pursuant to Section 3.01, if the Trustee or any Holder of Debt Securities or Coupons, if any, receives any payment of moneys in respect of the Debt Securities or Coupons, if any, and the Trustee has not, prior to receiving such payment, been provided with a report in compliance with paragraph (b) above, payment of such moneys or, as the case may be, such part thereof as would or did cause the Company to fail to satisfy any Solvency Condition both at the time of and immediately after such payment shall be deemed null and void and such payment or, as the case may be, such part thereof shall be held by the Trustee or such Holder, as the case may be, upon trust to be applied in payment to the Company. Each Holder of Debt Securities or Coupons, if any, of any series, by the acceptance thereof, agrees to and shall be bound by the provisions of this Section and irrevocably authorizes the liquidator of the Company in connection with a winding up of the Company to perform on behalf of such Holder or holder the subordination trust set forth in this paragraph (i) in the event that such Holder shall assert a claim for payment under any of the Debt Securities or Coupons, if any, directly to the liquidator of the Company and not through the Trustee, and to file any claims and take all such action, in the name of such Holder or otherwise, as the liquidator of the Company may determine to be necessary or appropriate for the enforcement of the provisions of this paragraph (k), and each Holder will also execute and deliver such further instruments confirming such authorization and such powers of attorney, proofs of claim, assignments of claim and other instruments as may be requested by the liquidator of the Company or as required by law in order to enable the liquidator of the Company to give effect to or enforce any and all claims upon or in respect of the payment of principal (and premium, if any) and Payments and Missed Payments, if any, in respect of the Debt Securities and Coupons, if any.

                  SECTION 12.02. Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Debt Securities on the one hand and the Ordinary Creditors on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Debt Securities is intended to or shall (i) impair, as among the Company, its creditors other than Ordinary Creditors and the Holders of the Debt Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Debt Securities the principal of (and premium, if any, on), Payments and Missed Payments, if any, on the Debt Securities as and when the same shall become due and payable in accordance with their terms; (ii) affect the relative rights against the Company of the Holders of the Debt Securities and creditors of the Company other than the Ordinary Creditors; or (iii) prevent the Trustee or the Holder of any Debt Securities from exercising all remedies otherwise provided by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the Ordinary Creditors to receive sums otherwise payable or deliverable to the Trustee or such Holders.

                  SECTION 12.03. Trustee to Effectuate Subordination. Each Holder of a Debt Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination of the Debt Securities provided in this Article and appoints the Trustee his attorney for any and all such purposes.

                  SECTION 12.04. No Waiver of Subordination Provisions. No right of any present or future Ordinary Creditors, if any, to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such Ordinary Creditor or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such Ordinary Creditor may have or be otherwise charged with.

                  SECTION 12.05. Notice to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to it, which would prohibit the making of any payment to or by the Trustee in respect of the Debt Securities. Notwithstanding the provisions of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Debt Securities, unless and until the Trustee shall have received written notice thereof from the Company or an Ordinary Creditor, as the case may be, or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, shall be entitled in all respects to assume that no such facts exist; provided, however, that if a Responsible Officer of the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of or any premium, Payments or Missed Payments, if any, on any Debt Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it less than three Business Days prior to such date.

                  The Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a Person representing himself to be an Ordinary Creditor (or a trustee or agent on behalf of such Ordinary Creditor) to establish that such notice has been given by an Ordinary Creditor (or a trustee or agent on behalf of such Ordinary Creditor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as an Ordinary Creditor to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of claims held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such Person pursuant to the terms of the Indenture pending judicial determination as to the right of such Person to receive such payment.

                  SECTION 12.06. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 6.01, and the Holders of the Debt Securities shall be entitled to rely on (i) any order or decree entered by any court in England and Wales in which any winding up, insolvency, bankruptcy, receivership, liquidation or dissolution of the Company or similar case or proceeding, including a proceeding for the suspension of payments under English law, is pending, or (ii) a certificate of the applicable liquidator, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee and such Holders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the Ordinary Creditors and other claims against the Company the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

                  SECTION 12.07. Trustee Not Fiduciary for Holders of Claims. The Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this article and no implied covenants or obligations shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the Ordinary Creditors and shall not be liable to any such Ordinary Creditors if it shall in good faith mistakenly pay over or distribute to Holders of Debt Securities or to the Company or to any other Person cash, property or securities to which any such Ordinary Creditors shall be entitled by virtue of this Article or otherwise.

                  SECTION 12.08. Rights of Trustee as Holder of Claims; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any claims of Ordinary Creditors which may at any time be held by it, to the same extent as any other Ordinary Creditors and nothing in this Indenture shall deprive the Trustee of any of its rights as such Ordinary Creditor.

                  Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.07.

                  SECTION 12.09. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 12.08 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                  SECTION 12.10. Conversion Not Deemed Payment.. For the purposes of this Article Twelve only, delivery of Dollar Preference Shares or Conversion Securities upon conversion of Debt Securities or Exchange Securities upon exchange of Debt Securities, in each case in accordance with Article Thirteen, if applicable to a particular series of Debt Securities, shall not be deemed to constitute a payment or distribution on account of the principal of Debt Securities or on account of the purchase of other acquisition of Debt Securities. Nothing contained in this Article or elsewhere in this Indenture or in the Debt Securities is intended to or shall impair, as among the Company, its creditors and the Holders of the Debt Securities, the right, which if applicable to a particular series of Debt Securities is absolute and unconditional, of the Company to convert the Debt Securities in accordance with Article Thirteen.

                  SECTION 12.11. Governing Law. The provisions of this Article Twelve shall be governed by and construed in accordance with the laws of England and Wales.

                  SECTION 12.12 Third Party Rights No person who is not a party to this Indenture shall have any rights under the Contracts (Rights of Third Parties) Act of 1999 (the "Contracts Act") to enforce any term of Article 12 of this Indenture; provided that this does not affect any right or remedy of a third party which exists or is available apart from the Contracts Act, including under the laws of the State of New York or the federal laws of the United States.

                                  ARTICLE XIII

                    EXCHANGE OR CONVERSION OF DEBT SECURITIES

                  SECTION 13.01. Applicability of Article. Subject to the following sentence, if specified pursuant to Section 3.01 for the Debt Securities of any series, the Debt Securities of such series shall be exchangeable or convertible in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Debt Securities of such series) in accordance with this Article. Unless otherwise specified pursuant to
Section 3.01 for the Debt Securities of any series, the Debt Securities of each series shall be convertible, at the Company's option, in whole but not in part, into Dollar Preference Shares on any Payment Date or any Missed Payment Date or any Redemption Date, in each case in accordance with this Article.

                  SECTION 13.02. Election to Exchange or Convert; Notice to Trustee. An election of the Company to exchange or convert Debt Securities, as the case may be, shall be evidenced by an Officer's Certificate furnished to the Trustee stating that the Company is entitled to effect such Exchange or Conversion and setting forth a statement of facts demonstrating the same.

                  SECTION 13.03. Notice of Exchange or Conversion. Not less than 45 days nor more than 90 days prior to the Event Date, the Company shall notify the Trustee in writing of its election to exchange or convert, as the case may be, the Debt Securities and of the series of Debt Securities to which such election relates. The Trustee shall within five Business Days after receipt of such notice from the Company, cause notice of such election to be mailed to each Holder of Debt Securities to be exchanged or converted, as the case may be.

                  All notices of Exchange or Conversion shall state:

                  (1) the Event Date;

                  (2) if less than all of the series of the Debt Securities are to be exchanged or converted, as the case may be, the identification of the particular Debt Securities to be exchanged or converted, as the case may be, including relevant CUSIP numbers and other securities identification numbers, which Debt Securities shall be selected by the Trustee from the Outstanding Debt Securities of such series not previously called for conversion, by such method as the Trustee shall deem fair and appropriate;

                  (3) that on the Event Date, the Debt Security to be exchanged or converted, as the case may be, will cease to exist except, if applicable, to evidence the Exchange Securities or Conversion Securities, as the case may be, as described in
                  Section 13.07 below on and after such Event Date;

                  (4) the place or places where such Debt Securities are to be surrendered for exchange or conversion, as the case may be; and

                  (5) the form in which the Company will issue the Dollar Preference Shares, Conversion Securities or Exchange Securities, as the case may be.

                  Notice of any Exchange or Conversion of Debt Securities at the election of the Company shall be given by the Company or, at the Company's Request, by the Trustee in the name of and at the expense of the Company.

                  SECTION 13.04. Deposit of Payments. On or prior to any Event Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of money sufficient to pay accrued Payments to the Event Date plus Missed Payments, if any, accumulated to the Event Date on the Debt Securities to be exchanged or converted on the Event Date.

                  SECTION 13.05. Surrender of Debt Securities. Any Debt Security which is to be exchanged or converted shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 10.02 not less than 10 days prior to the Event Date (with due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney-in-fact duly authorized in writing) accompanied by written notice specifying the name or names, if any with address or addresses, in which the Exchange Securities or Conversion Securities, as the case may be, are to be issued, or in the case of Dollar Preference Shares, to whom the Dollar Preference Shares are to be registered and issued. The Trustee will inform the Company of all such notices and the Company will, if applicable, direct the ADR Depositary accordingly under the terms of the ADR Deposit Agreement. Each of the Holders hereby constitutes and appoints the Trustee his or her attorney-in-fact, with power of substitution, in his or her name, to sign any and all instruments or certificates required for the Exchange or the Conversion, as the case may be. Debt Securities surrendered for Exchange or Conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee for delivery by it to the Company or, if delivered to the Trustee, shall be delivered by it to the Company.

                  SECTION 13.06. Issuance of Dollar Preference Shares or Exchange Securities or Conversion Securities. On or prior to the Event Date with respect to Debt Securities surrendered for Exchange or Conversion, the Company shall (a) in the case of Dollar Preference Shares, unless the Company shall have notified the Trustee otherwise in accordance with Section 13.03, deliver or procure the delivery of a single share warrant to bearer to the ADR Depositary evidencing all of the Dollar Preference Shares in respect of which such Undated Subordinated Debt Securities are to be converted in accordance with the provisions of this Article Thirteen or (b) in the case of Conversion Securities or Exchange Securities, deliver or procure the delivery of the Conversion Securities or Exchange Securities, as the case may be, to the Trustee or to such other Person as may be specified pursuant to Section 3.01. Such Exchange or Conversion shall be deemed to have been made immediately prior to the close of business in New York City on the Event Date.

                  In the event that the Company shall have notified the Trustee in accordance with Section 13.03 that it will not deliver or procure the delivery of a single share warrant to bearer in exchange for the Debt Securities of a series surrendered for conversion as provided in Section 11.05, the Company shall, on or prior to the Event Date, with respect to definitive Debt Securities, deliver or procure the delivery of individual certificates representing the Dollar Preference Shares or Conversion Securities (or evidencing the rights to receive such Dollar Preference Shares or Conversion Securities) or such series for which such Debt Securities are to be converted in accordance with the provisions of this Article Thirteen, (a) in the case of Dollar Preference Shares or Conversion Securities in registered form to and registered in the names of the Holders of such Debt Securities in definitive form as they appear on the Register or, at the direction of such Holder, in the name of the ADR Custodian for the account and benefit of the ADR Depositary who will issue ADRs evidencing ADSs representing the Dollar Preference Shares or Conversion Securities to such Holder and (b) in the case of Dollar Preference Shares or Conversion Securities evidenced by share warrants to bearer, to the bearer of the bearer Debt Security in definitive form or, at the direction of such bearer, to the ADR Custodian for the account and benefit of the ADR Depositary who will issue ADRs evidencing ADSs representing Dollar Preference Shares to such Holder.

                  Any Conversion or Exchange shall be deemed to have been made immediately prior to the close of business in New York City on the Event Date.

                  SECTION 13.07. Effect of Exchange or Conversion. Notice of Exchange or Conversion having been given as aforesaid, the Debt Securities so to be exchanged or converted, as the case may be, shall, on the Event Date cease to exist for any purpose, other than to evidence the Exchange Securities or the Conversion Securities as described below. Upon surrender of any such Debt Security for Exchange or Conversion, as the case may be, in accordance with said notice and this Article Thirteen, accrued Payments on such Debt Security to the Event Date plus Missed Payments, if any, accumulated to the Event Date shall be paid by the Company to the Holder surrendering such Debt Security. Such payment shall be a condition to the Conversion or Exchange and no Conversion or Exchange shall occur unless such payments are made.

                  On and after the Event Date, each Debt Security to be exchanged or converted, as the case may be, until surrendered for such Exchange or Conversion shall be deemed to evidence the right to receive the Exchange Securities or the Conversion Securities or Dollar Preference Shares with a liquidation preference equivalent to the principal amount of such Debt Security upon such surrender. On and after the Event Date, until a Holder of a Debt Security has surrendered such Debt Security for Exchange or Conversion, as the case may be, such Holder shall be entitled to receive any dividends, payments or other distributions in respect of such Dollar Preference Shares or Exchange Securities or Conversion Securities and shall have the same rights with respect to, and shall be deemed to be the Holder of, such Dollar Preference Shares or Exchange Securities or Conversion Securities as if it had so surrendered such Debt Security for Exchange or Conversion on the Event Date; provided, however, that no dividends, payments or other distributions in respect of such Exchange Securities or Conversion Securities shall be paid or distributed to such Holder any earlier than the date on which such Debt Security is surrendered for Exchange or Conversion.

                  SECTION 13.08 Validity of Dollar Preference Shares or Conversion Securities or Exchange Securities. The Company shall take all corporate and other action which may be necessary in order that it may validly and legally issue Dollar Preference Shares, Conversions Debt Securities or Exchange Securities upon each Conversion or Exchange of the Outstanding Debt Securities. The Company covenants that the Dollar Preference Shares, Conversion Securities or Exchange Securities will when issued upon such Exchange or Conversion be duly authorized and validly issued, fully paid and not subject to calls for further funds.

                  SECTION 13.09. Legal and Regulatory Compliance. Notwithstanding any provision of this Indenture to the contrary, the right of the Company to cause any Exchange or Conversion of the Debt Securities of any series for Exchange Securities or Conversion Securities or Dollar Preference Share on any proposed Event Date shall be subject to the fulfillment of the following conditions with respect to such Debt Securities of such series, and the Company represents and warrants for the benefit of the holders of Exchange Securities or Conversion Securities, as the case may be, that all such conditions shall have been satisfied prior to any such Exchange or Conversion on the Event Date:

                  (a) as of such Event Date, there are no accrued but unpaid Payments and there are no Missed Payments (including amounts paid on the Event Date);

                  (b) as of such Event Date, no Default or Event of Default shall have occurred and be continuing with respect to the particular series of Debt Securities;

                  (c) as of such Event Date, there has not been, in any one instance or in the aggregate, an adverse effect on the rights, powers, privileges, validity or enforceability of the Dollar Preference Shares or Conversion Securities or Exchange Securities;

                  (d) the Dollar Preference Shares or Conversion Securities or Exchange Securities to be issued on such Event Date shall be duly authorized and reserved for issuance upon such conversion and when issued upon such exchange, will be fully paid and not subject to calls for further funds;

                  (e) no consents, authorizations, approvals or exemptions, except in each case such as shall have been obtained, will be required prior to such Event Date for the issuance and delivery of the Dollar Preference Shares or Conversion Securities or Exchange Securities to be issued upon such Conversion or Exchange;

                  (f) the issuance and delivery of the Dollar Preference Shares or Conversion Securities to be issued on such Event Date shall not violate (i) the Articles of Association of the Company or (ii) any law, rule or regulation applicable to the Company; and

                  (g) there shall have not occurred any change in law in England, or any amendment of the Articles of Association of the Company, prior to such Event Date, materially and adversely affecting the rights and privileges attached to the Dollar Preference Shares or Conversion Securities (including, without limitation, the rights of the holders thereof in the event of a bankruptcy or other similar proceeding with respect to the Company) or such holders' access to the courts of the United Kingdom and other applicable governmental authorities to enforce such rights.

                  SECTION 13.10. Taxes and Charges. Unless otherwise specified pursuant to Section 3.01, the issuance and delivery of Exchange Securities upon Exchange, or Conversion Securities or Dollar Preference Shares upon Conversion, of the Debt Securities of any series pursuant to this Article Thirteen shall be made without charge to the exchanging or converting Holder of Debt Securities for such Exchange Securities or Conversion Securities, or Dollar Preference Shares, as the case may be, or for any tax or other governmental charge (other than income or capital gains taxes) in respect of the issuance or delivery of such Exchange Securities or Conversion Securities or Dollar Preference Shares; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of (a) issuance or delivery of Dollar Preference Shares or Conversion Securities or Exchange Securities by or at the direction or request of a Holder thereof to any Person who is or is a nominee or agent for a Person whose business is or includes the provision of clearance services within the meaning of Section 70 or Section 96 of the Finance Act of 1986 or whose business is or includes issuing depositary receipts within the meaning of Section 67 or Section 93 of the Finance Act of 1986, other than the ADR Depositary or ADR Custodian or any successor thereto, all such Persons (other than the ADR Custodian or any successor thereto (being "Excepted Persons") or (b) a transfer involved in the issuance and delivery of any such Exchange Debt Security or Dollar Preference Shares or Conversion Debt Security, as the case may be, to any Person other than any Holder (not being an Excepted Person) of the Debt Security to be exchanged or converted (unless such other person is the securities depositary selected by the Company for the Debt Securities of such series), and the Company shall not be required to issue or deliver or procure the delivery of such Exchange Securities or Dollar Preference Shares or Conversion Securities unless and until the Person requesting the issuance or delivery thereof shall have paid to the Company the amount of such tax or other governmental charge or shall have established to the satisfaction of the Company that such tax or other governmental charge has been paid.

                  SECTION 13.11. Trustee Not Liable. The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any Exchange Securities or Dollar Preference Shares or Conversion Securities which may be issued or delivered upon the Exchange or Conversion of any Debt Security pursuant to this Article Thirteen, and makes no representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver or procure the delivery of any Exchange Securities or Dollar Preference Shares or Conversion Securities upon the surrender of any Debt Security for the purpose of an Exchange or Conversion pursuant to this Article Thirteen or to comply with any of the covenants of the Company contained in this Article Thirteen.

                                  ARTICLE XIV

                     MEETINGS OF HOLDERS OF DEBT SECURITIES

                  SECTION 14.01. Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by, or a meeting of, Holders. The Registrar and the Paying Agent may make reasonable rules for their functions.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                         HSBC HOLDINGS PLC
                         as Issuer

                         -------------------------------
                         Keith R. Whitson


                         -------------------------------
                         Douglas J. Flint


                         The Bank of New York
                         as Trustee


                         By
                            ----------------------------



                         HSBC Bank USA
                         as Paying Agent


                         By
                            ----------------------------



                         HSBC Bank USA
                         as Registrar


                         By
                            ----------------------------




                         HSBC Bank USA
                         as Exchange Rate Agent


                         By
                            ----------------------------





Attest:

                                                                       EXHIBIT A



 Form of Certification to be Given by Person Entitled to Receive Bearer Security




                                   CERTIFICATE

                                HSBC Holdings plc


                           [Title of Debt Securities]
                             (the "Debt Securities")


         This is to certify that, as of the date hereof, principal amount of the above-captioned Debt Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that are (a) foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c) (1) (v)) ("financial institutions") purchasing for their own account or for resale, or (b) United States persons who acquired the Securities through foreign branches of the United States financial institutions and who hold the Debt Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165 (j) (3) (A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c) (2) (i) (D) (7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         If this certificate is being provided by a clearing organization, it is based on statements provided to it by its member organizations. In such event, we further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any Debt Securities excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our member organizations to the effect that the statements made by such member organizations with respect to any Debt Securities submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.

         We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


Dated: ____________, 20__(1)



                                    --------------------------------------------


----------------
(1) To be dated as of the date of delivery of a Bearer Security (other than a temporary Global Security) or, if earlier, the date on which interest is first paid, as more fully set forth in Sections 303 and 304 of the Indenture.

                                                                       Exhibit B


                     Form of election to receive payments in
                     [Dollars or other applicable currency]
                           or to rescind such election


                The undersigned, registered owner of certificate number R-   ,
representing [name of series of Debt Securities] (the "Debt Securities") in an
aggregate principal amount of      , hereby

       G elects to receive all payments in respect of the Debt Securities in [Dollars or other applicable currency], it being understood that such election shall take effect as provided in the Debt Securities and, subject to the terms and conditions set forth in the indenture under which the Debt Securities were issued, shall remain in effect until it is rescinded by the undersigned or until such certificate is transferred.

       G rescinds the election previously submitted by the undersigned to receive all payments in respect of the Debt Securities in [Dollars or other applicable currency], it being understood that such rescission shall take effect as provided in the Debt Securities.

                          (Name of Owner)

                            (Signature of Owner)